SALE OF CONCENTRATE AGREEMENT

between/amongst

RUSTENBURG PLATINUM MINES LIMITED

and

LEBOWA PLATINUM MINES LIMITED

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SALE OF CONCENTRATE AGREEMENT

1.	PARTIES

1.1	RUSTENBURG PLATINUM MINES LIMITED

AND

1.2	LEBOWA PLATINUM MINES LIMITED

2.	INTERPRETATION

2.1	The headnotes to the clauses of this agreement are inserted for reference purposes only and shall not govern or affect the meaning or interpretation thereof.

2.2	In this agreement the following terms shall bear the following meanings :

2.2.1	AFSA	Arbitration Foundation of Southern Africa;

2.2.2	ARQ	Anooraq Resources Corporation, a company incorporated in accordance with the laws of British Columbia, Canada, under No. 10022-2033

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2.2.3	Average Annual Increase	the average annual percentage inflationary rate increase calculated for the preceding Calendar Year applied with effect from 1 July every year according to the following formula:

A = (X x B) + (Y x SACPI) + (Z x C)

where

A =	the Average Annual Increase;

X =	the labour cost portion of total cash operating cost of smelting, treatment and refining of the Refiner;

Y =	non-labour or non-utilities cost portion of total cash operating cost of smelting, treatment and refining of the Refiner;

Z =	the utilities cost portion of

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total cash operating cost of smelting, treatment and refining of the Refiner;

B =	weighted annual average increase (expressed as a percentage) in wages for the smelting, treatment and refining division of the Refiner, calculated as follows:

	B =	(A1xA2) + (B1xB2) + C1xC2) divided by (A1+B1+C1)

where:

A1, B1, C1 = the actual labour cost for each band of labour where wage rate increases are agreed upon by the Refiner and its respective labour

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unions ;

A2, B2, C2 = the actual annual wage increase (expressed as a percentage) for each particular band;

SA CPI = the average annual rate of change (expressed as a percentage) in the CPI for December of the year in question, which annual change shall be determined by comparing the CPI published for the month of December in question with the CPI published in respect of the corresponding month in the previous year;

CPI = the Consumer Price Index for all metropolitan areas as published in the Government Gazette by Statistics South Africa, or such other index reflecting the official rate of inflation in the Republic of South Africa as may replace it;

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C = the average annual rate of change (expressed as a percentage) of the applicable inflationary index for utilities as published by Statistics South Africa for December of the year in question, namely the producers price index for electricity, gas and water for commodities for South African consumption, which annual change shall be determined by comparing the index published for the month of December in question with the index published in respect of the corresponding month in the previous year;

2.2.4	Business Day	any day other than a Saturday, Sunday or official public holiday in the Republic of South Africa;

2.2.5	Calendar Year	January 1st to December 31st;

2.2.6	Commercial Committee	the Commercial Committee referred to in clause 8.9;

2.2.7	Company	Lebowa Platinum Mines Limited, a public company incorporated in accordance with

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the laws of the Republic of South Africa under Registration No. 1963/006144/06, acting by itself or through its duly appointed contractor;

2.2.8	Completion Date

the closing date as that term is defined in the agreement headed "Holdco Sale of Shares Agreement" to be entered into between inter alia, Plateau Resources (Proprietary) Limited and Rustenburg Platinum Mines Limited;

2.2.9	Concentrate

any treatable product bearing Payable Metals which is obtained from mining and processing the ore bodies in, on and under the Properties, which, as at the Signature Date, is obtained through the process of crushing and flotation whereby the Payable Metals, including waste, are treated in a Concentrator before the commencement of the smelting and refining process and which will be filter cake and not slurry. The Concentrate arising from each separately identifiable Concentrator will be treated, for purposes of this agreement, as a separate

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Concentrate stream to which the provisions of this agreement shall be separately applied, unless the context clearly indicates otherwise. It is specifically recorded that, as at the Signature Date, the Company’s business consists of 2 (TWO) separately identifiable Concentrate streams, namely the Merensky Concentrator and the UG2 Concentrator;

2.2.10	Concentrator Manager	the juristic entity or natural person nominated by New Opco and appointed by the Company to manage the day-to-day operations of the Concentrators on behalf of the Company;

2.2.11	Concentrators	any facilities which are utilised to treat the ore extracted from the Mine and which produce a Concentrate;

2.2.12	Cost Month	a Month, or other notified periods of not more than 31 (THIRTY ONE) days, as determined by the Refiner for the cost accounting system applied for the Smelter

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from time to time;

2.2.13	Deleterious Material

any material, which in the reasonable view of the Refiner, may or will cause harm or damage to the equipment of the Refiner and/or which may or will have a negative effect on the operations, environment and/or the potential recoveries;

2.2.14	Dry Mass	the mass of Concentrate after deducting the relevant moisture content;

2.2.15	4T Grade	the Concentrate grade, calculated as the total number of grammes of platinum (Pt) + palladium (Pd) + rhodium (Rh) + gold (Au) per dry Tonne of Concentrate;

2.2.16	Interim Period	the period defined as such in the Main Agreement, as read with clause 10.4 of the Main Agreement;

2.2.17	JEC	the Joint Evaluation Committee referred to in clause 8.1;

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2.2.18	Main Agreement

the sale of business agreement entered into between the Company and New Opco simultaneously with this agreement for the sale of the Company’s business to New Opco and to which a draft of this agreement was attached as Annexure “4”;

2.2.19	Mass	Dry Mass unless otherwise stated;

2.2.20	Mine

when used as a noun, shall mean the excavations and associated workings operated by the Company or its contractor/s on the Properties, including the Concentrators, the mining area (as defined in section 1 of MPRDA), and all buildings, structures, roads and appurtenances used or intended to be used for the purposes of searching for, winning, exploitation and concentrating of Payable Metals underlying the Properties;

2.2.21	Month	a calendar month;

2.2.22	New Opco	Richtrau No 177 (Proprietary) Limited, a private company incorporated in

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accordance with the laws of South Africa under Registration Number 2007/016001/07;

2.2.23	Parties	the Refiner and the Company and “Party” means a reference to either one of them;

2.2.24	Payable Metals

the metals upon which the selling price (being the price payable by the Refiner to the Company under this agreement) is to be determined, namely platinum, palladium, rhodium, gold, iridium (Ir) and ruthenium (Ru) and the base metals nickel (Ni), and copper (Cu);

2.2.25	Prime

the publicly quoted basic rate of interest (per centum, per annum, compounded monthly in arrear and calculated on a 365 (THREE HUNDRED AND SIXTY FIVE) day year irrespective of whether the year is a leap year) from time to time published by the Standard Bank of South Africa Limited as being its prime overdraft interest rate for its most favoured corporate customers as certified by any manager of such bank

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whose authority, appointment and designation need not be proved;

2.2.26	Properties	the following properties :

- the farm Diamand 422 KS;

- a portion of the farm Zeekoegat 421 KS;

- the farm Middelpunt 420 KS;

- the farm Umkoanestad 419 KS;

- the farm Wintersveld 417 KS;

- the farm Brakfontein 464 KS;

- the farm Jagdlust 418 KS (portion 1 and the remaining extent);

2.2.27	Quarter	a calendar quarter ending on the last day of each March, June, September and December of each Calendar Year of this agreement;

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2.2.28	Quotational Period

the Cost Month preceding the Month in which payment is to be made, which is used for determining pricing (being the consideration payable by the Refiner to the Company under this agreement) and exchange rate;

2.2.29	Referee	a referee appointed in accordance with the provisions of clause 14.1;

2.2.30	Refiner	Rustenburg Platinum Mines Limited, a public company incorporated in accordance with the laws of South Africa under Registration No. 1931/003380/06;

2.2.31	Refinery	a facility or facilities utilised by the Refiner for the further treatment of the product arising from the Smelter;

2.2.32	Signature Date	the date on which the last Party to sign this agreement signs it;

2.2.33	Smelter	the facility designated by the Refiner for the treatment of the Concentrates referred to in this agreement; unless otherwise specified,

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this shall initially be the Polokwane Smelter although thereafter, it shall be any other smelter designated by the Refiner in writing, provided that the Refiner shall use its reasonable endeavours to ensure that the closest smelter to the Mine is used at all times and that such smelter shall be situated within the Republic of South Africa;

2.2.34	Tonne	a metric tonne within the meaning of the term attributed to it by the International System of Units (SI), and being equivalent to 1 000 (ONE THOUSAND) kilograms; and

2.2.35	US$	the currency of the United States of America.

2.3

If any provision in a definition is a substantive provision conferring rights or imposing obligations on any Party, notwithstanding that it is only in the definition clause, effect shall be given to it as if it were a substantive provision of this agreement.

2.4

Any reference to an enactment is to that enactment as at the Signature Date and, in the event that any right and/or obligation shall arise in terms of this agreement in respect of and/or in connection with such enactment after the

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Signature Date, such reference shall be to that enactment as amended and/or replaced as at the date for performance of such right and/or obligation.

2.5	Unless inconsistent with the context, an expression which denotes:

2.5.1	any gender includes the other genders;

2.5.2	a natural person includes an artificial person and vice versa;

2.5.3	the singular includes the plural and vice versa.

2.6

Where any term is defined within the context of any particular clause in this agreement, the term so defined, unless it is clear from the clause in question that the term so defined has limited application to the relevant clause, shall bear the meaning ascribed to it for all purposes in terms of this agreement, notwithstanding that that term has not been defined in this interpretation clause.

2.7	The rule of construction that, in the event of ambiguity, the contract shall be interpreted against the party responsible for the drafting or preparation of this agreement, shall not apply.

2.8	The schedules to this agreement form an integral part hereof and words and expressions defined in this agreement shall bear, unless the context otherwise requires, the same meaning in such schedules.

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3.	INTRODUCTION

In terms of clause 9.2 of the Main Agreement, the Company has undertaken to sell the Concentrate derived from the ore mined from the Properties to the Refiner on the terms and conditions set out in this agreement and the Refiner has agreed to purchase the Concentrate.

4.	COMMENCEMENT, DURATION AND SUSPENSIVE CONDITION

4.1	Subject to clause 4.9, this agreement shall commence on 1 January 2008, notwithstanding the Signature Date.

4.2

This agreement shall endure from 1 January 2008 until a period of 5 (FIVE) years after the Completion Date has elapsed ("Initial Period"); provided that Plateau Resources (Proprietary) Limited (provided that it is at the time at least a 51% (FIFTY ONE PERCENT) direct or indirect shareholder in the Company) shall be entitled to elect, by notice in writing given to the Refiner prior to the end of the fourth year after the Completion Date, to extend this agreement for a further 5 (FIVE) years after the end of the Initial Period on the terms and conditions set out herein (save for this clause 4.2).

4.3

With effect from the date of expiry of the Interim Period, the Refiner will conclude a Sale of Concentrate Agreement with New Opco on the terms and conditions set out in the draft agreement attached hereto as Annexure “B”.

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4.4	The Parties record that as at the Signature Date there is no Deleterious Material in the Concentrate.

4.5

Should there be any material change in the process of producing Concentrate, or should there be any change in applicable law, which potentially results in new Deleterious Material being present in the Concentrate, the Company shall, prior to the delivery of such Concentrate, provide the Refiner with an analysis of all substances contained in the Concentrate to be produced, to enable the Refiner to identify all Deleterious Material that may be contained in the Concentrate. The analysis will be a Concentrate analysis by x-ray fluorescence and a trace element scan by Inductive Coupled Plasma. The Refiner shall, within 10 (TEN) days after receipt of the analysis from the Company, provide a list of the Deleterious Material, identified by the analysis, which is contained in the Concentrate. This list will set out the maximum acceptable limit of each individual Deleterious Material that the Refiner will accept. The Parties shall agree on a final list of Deleterious Material and maximum acceptable limit for such Deleterious Material, failing which agreement within 20 (TWENTY) Business Days of the analysis being delivered the matters in dispute will be referred by either Party to a Referee to determine whether a substance is Deleterious Material and what the maximum acceptable limit shall be.

4.6

Notwithstanding anything to the contrary in this agreement, should the Refiner find the Concentrate to contain any Deleterious Material of which it was not made aware in writing by the Company in terms of clause 4.5 or which is in

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excess of the limits as per the document agreed by the Parties or settled by the Referee in terms of clause 4.5, then the Refiner shall notify the Company in writing of the presence of such Deleterious Material in the Concentrate, following which the Company shall have a 90 (NINETY) day period during which to rectify the Concentrate by removing the Deleterious Material or reducing the relevant Deleterious Material to the agreed acceptable level, as the case may be. During the aforementioned 90 (NINETY) day period, no further deliveries of Concentrate shall be accepted by the Refiner unless the Company has proven that the Concentrate has been rectified by removing the relevant Deleterious Material or reducing the relevant Deleterious Material to the agreed acceptable level, as the case may be. Should the Company not rectify the Concentrate by removing the relevant Deleterious Material or reducing the relevant Deleterious Material to the agreed acceptable level, as the case may be, within the 90 (NINETY) day period, then the Refiner shall be entitled to terminate this agreement forthwith, provided that, in the event that the Parties are in dispute as to whether any material is Deleterious Material, then the aforesaid period of 90 (NINETY) days shall only run from the date of final determination by the Referee under clause 14.1 that the material in question is Deleterious Material. Any dispute as to whether any material is Deleterious Material or not and what the maximum acceptable level is shall be referred to the Referee in terms of clause 14.1.

4.7

In regard to any Concentrate containing Deleterious Material which the Refiner refuses to accept in terms of clause 4.6, the Company shall be entitled to dispose of such Concentrate to a third party provided that:

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4.7.1	it is not reasonably possible to remove the Deleterious Material or reduce the Deleterious Material to an agreed acceptable level;

4.7.2	the Concentrate so sold to a third party shall be limited to the Concentrate so refused by the Refiner;

4.7.3	the Concentrate sold to the third party shall be sold in exactly the same form as the Concentrate refused by the Refiner;

4.7.4	the Refiner shall be entitled to verify the quantities and quality of Concentrate sold to the third party in terms of the operating protocol referred to in clause 8.2.

4.8

Termination, cancellation or lapsing of this agreement shall not in any way prejudice either Party’s right to claim damages from the other and notwithstanding any such termination, cancellation or lapsing, the Parties shall be and remain liable for all obligations and liabilities of the relevant Party then outstanding and/or which relate to the period on or after such termination, cancellation or lapsing. In particular, the Refiner shall deal with all Concentrate delivered to it prior to such termination, cancellation or lapsing under the terms and conditions of this agreement.

4.9	This agreement is suspensive upon the Main Agreement becoming unconditional (other than any condition requiring this agreement to be concluded).

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5.	SALE AND PURCHASE

5.1

The Company shall sell all of the Concentrate produced from ore mined from the Properties to the Refiner for so long as this agreement is in force and on the terms set out in this agreement. For the avoidance of doubt, the Company shall procure that all Concentrate derived from ore (regardless of the owner of the ore or the Concentrate, as the case may be) derived from the Properties, shall be sold to the Refiner, subject to the terms of this agreement.

5.2

The Refiner shall be required to purchase all of the Concentrate produced at the Mine and delivered for and on behalf of the Company in accordance with the provisions of this agreement save that, in the event of the Refiner being unable to accept delivery owing to unscheduled maintenance or repairs (which shall be all maintenance and repairs other than “scheduled maintenance and repairs” as defined in clause 5.3 below) which result in downtime, the Refiner shall, by notice in writing, designate an alternative facility for delivery or defer delivery whilst such maintenance or repairs as are necessary are carried out. The additional transport and other charges to transport the Concentrate to the alternative facility over and above the charges to transport the Concentrate to the Polokwane Smelter shall be borne by the Company and the Refiner equally. If the Refiner chooses to designate an alternative facility outside of the borders of South Africa, then any additional transport and other charges (including customs and export levies, surcharges and taxes) incurred by the Company to deliver the Concentrate outside of the borders of South Africa in excess of the standard transport charges to deliver Concentrate to the

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Polokwane Smelter shall be borne by the Refiner. During the period that the Refiner is unable to accept delivery and has not designated an alternative facility and has deferred delivery, the Company shall be entitled to make alternative arrangements to sell the Concentrate to a third party during the period of the downtime and for a maximum period of 3 (THREE) months after the anticipated end of the downtime (as notified and adjusted by the Refiner from time to time); provided that the Company resumes the sale of all of its Concentrate to the Refiner in terms of this agreement once the Refiner is again able to accept delivery on condition that such resumption shall take place only after the expiry of the said period of the alternative arrangements aforesaid. In terms of this clause, the Refiner will be obliged to provide the Company with a written estimate of the time required to complete such maintenance or repairs and an estimated date from which the Refiner will resume receipt of Concentrate from the Company, which written estimate the Refiner will update from time to time, but in any event on at least a weekly basis.

5.3

In the event of the Refiner being unable to accept delivery owing to scheduled maintenance or repairs (which for purposes of this clause shall mean all maintenance or repairs of which at least 6 (SIX) Months’ written notice is given by the Refiner to the Company and which shall endure for no longer than 3 (THREE) Months)) which result in downtime, the Refiner must designate in writing an alternative facility for delivery whilst such maintenance or repairs are carried out. The additional transport charges to transport the Concentrate to the alternative facility over and above the charges to transport the

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Concentrate to the Polokwane Smelter shall be borne by the Refiner. If the Refiner chooses to designate an alternative facility outside of the borders of South Africa, then any additional transport and other charges (including customs and export levies, surcharges and taxes) incurred by the Company to deliver the Concentrate outside of the borders of South Africa in excess of the standard transport charges to deliver Concentrate to the Polokwane Smelter shall be borne by the Refiner.

6.	DELIVERY PLAN

6.1

Forthwith after commencement of this agreement, the Company shall procure that the Concentrator Manager furnishes a delivery plan to the Refiner for each Month, for the then current Calendar Year, which delivery plan shall contain estimated details of the quantum of dry Tonnes of Concentrate, contained quantities of Payable Metals, percentage moisture, and percentage chromite, and thereafter, by not later than 30 (THIRTY) days prior to the commencement of each Month, the Company shall procure that the Concentrator Manager confirms the delivery plan for that Month and provides a revised delivery plan for the remaining Months of the Calendar Year.

6.2

The Company shall further procure that the Concentrator Manager furnishes to the Refiner an indicative forecast of the delivery plan for the term of this agreement, which delivery plan shall contain estimated details of the quantum of dry Tonnes of Concentrate, contained quantities of Payable Metals, percentage moisture, and percentage chromite to be delivered in each

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Calendar Year. Thereafter, by not later than 120 (ONE HUNDRED AND TWENTY) days prior to the commencement of each year, the Company shall procure that the Concentrator Manager furnishes to the Refiner, a revised indicative forecast of the delivery plan for each of at least the next 3 (THREE) Calendar Years.

6.3

The Company shall use its reasonable endeavours to deliver Concentrate in accordance with the delivery plans furnished in accordance with clauses 6.1 and 6.2. Should the Company deviate from the monthly delivery plans in clause 6.1 in respect of either the quantum of dry Tonnes of Concentrate or the contained quantities of Payable Metals or the percentage moisture or the percentage chromite by more than 20% (TWENTY PERCENT) for a continuous 6 (SIX) month period, this shall be deemed to be a breach by the Company for purposes of clause 22.

7.	DELIVERY OF CONCENTRATE

7.1

The Company shall be responsible for procuring that the Concentrator Manager arranges the deliveries of Concentrate sold in terms of this agreement by road transport to the Smelter and the costs of such transport shall be paid by the Company subject to the provisos in clause 5. The point of delivery for each truck load of Concentrate shall be the receiving facility at the Smelter for the purposes of evaluating the Concentrate delivered. The date of delivery will be determined by the time at which the Concentrate is received by the Refiner at the receiving facility.

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7.2	Each delivery shall constitute a Concentrate batch and the batches delivered in a day shall constitute the daily Concentrate lot, in terms of the operational protocol referred to in clause 8.2.

7.3

The Refiner shall procure that, on arrival at the Smelter, the weight of Concentrate shall be recorded. The manner of weight determination shall be as determined by the JEC, failing which, as determined by a Referee.

7.4

The Company and the Refiner may by written agreement provide for delivery of Concentrate by other means of transport and such agreement shall provide for appropriate methods for determination of weight and quality of the Concentrate so delivered.

8.	WEIGHING, SAMPLING AND ASSAYING TO DETERMINE THE TRANSFER QUANTITY AND QUALITY

8.1

A JEC shall be established by the Company and the Refiner in order to monitor the ongoing process of Concentrate weighing, sampling and assaying for the determination of the transfer quantities and qualities. The JEC shall consist of an equal number of representatives of each of the Refiner and the Company. For as long as the Company has not nominated a person to sit on the JEC, the JEC will not be formed, and the Refiner shall apply its own protocols and processes in regard to the matters referred to in clause 8.2. Each Party shall be entitled to remove and replace its representative/s upon notice in writing to the other, provided that Plateau Resources (Proprietary)

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Limited shall exercise the said rights of appointment or removal on behalf of the Company upon Plateau Resources (Proprietary) Limited holding an effective majority shareholding in New Opco.

8.2

The operational details of the weighing, sampling, moisture determination, analytical techniques and sample return mechanisms shall be agreed between the Parties through the JEC in accordance with the principles contained herein and the operational details shall be defined in a suitable operating protocol, prior to the commencement of this agreement, which shall be signed by the Company and the Refiner. A quorum of the JEC shall consist of at least 1 (ONE) of the representatives appointed by each of the Refiner and the Company being present. All JEC decisions shall be made by unanimous vote. A dispute at the JEC shall be referred to the Commercial Committee for resolution. The Parties shall adhere to all processes contained in the said protocol. The protocol may only be amended by agreement in writing between the Parties.

8.3

The Company may send a representative to the Smelter to be present during the weighing and sampling of the Concentrate. If no representative of the Company is present for these activities, the Refiner may proceed immediately with the weighing and sampling to facilitate the Concentrate transfer.

8.4	The Refiner shall analyse the Concentrate analytical lot samples in accordance with the agreed analytical procedure as defined in the JEC operating protocol.

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8.5	On receipt of the analytical results, the Refiner shall communicate its findings by facsimile or email to such persons as are nominated by the Company in writing from time to time.

8.6

As soon as the Refiner and the Company determine the metal contents for each element belonging to a specific lot as further set out in the protocol referred to in clause 8.2, the Refiner shall be allowed to release any reserve samples into process.

8.7

The Refiner shall, at the end of each Cost Month, prepare a reconciliation of the Concentrate delivered to the Smelter, showing the mass of Concentrate received, adjusted to a dry basis, which shall be deemed to be the tonnage of Concentrate delivered by the Company to the Smelter in that Cost Month.

8.8

The Refiner shall also prepare an estimate of the quantum of the Payable Metals, for the tonnage of Concentrate deemed to have been delivered, as well as the percentage moisture and percentage chromite, and the grade, all on a cumulative Monthly basis.

8.9

In terms of this clause 8, the Refiner and the Company shall each be represented by at least one nominated person who, together, shall form the Commercial Committee for the purposes of this agreement. The Commercial Committee shall deal with all commercial matters arising in terms of this agreement. All decisions of the Commercial Committee shall be made by unanimous vote. A quorum of the Commercial Committee shall consist of all

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the representatives on the Commercial Committee. Any JEC recommendations, related to settlement, shall be agreed by the Commercial Committee before being implemented. A dispute at the Commercial Committee shall be referred to a Referee and the provisions of clause 14.1 shall apply.

8.10	For as long as the Company has not nominated a person to sit on the Commercial Committee, the Commercial Committee shall not be formed.

8.11

Each Party shall be entitled to remove and replace its representative/s on the Commercial Committee upon notice in writing to the other, provided that Plateau Resources (Proprietary) Limited shall exercise the said rights of appointment or removal on behalf of the Company while it holds an effective majority shareholding in New Opco.

8.12

Any dispute on the Commercial Committee shall be referred to a Referee for determination if on a technical issue and the provisions of clause 14.1 shall apply, while non-technical issues shall be referred to arbitration in accordance with clause 14.2. In the event that the members of the Commercial Committee cannot agree on whether the matter should be referred to an expert or arbitration, the dispute will be referred to arbitration.

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9.	PRICE

9.1	The purchase price of the Concentrate delivered on behalf of the Company to the Smelter in each Cost Month shall be determined in accordance with the following formula :

"  "

Where

C	=	the total price to be paid by the Refiner to the Company exclusive of VAT

D	=	" "

E	=	" "

F	=	" "

G	=	" "

H	=	" "

PT	means the value of Platinum ounces contained in the Concentrate delivered on behalf of the Company in that Cost Month, valued at the

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average Platinum price per ounce denominated in US$ during the Quotational Period. The average shall be determined using :

-	the official morning and afternoon fixes made for Platinum during the Quotational Period on the London Platinum and Palladium Market;

-	the official morning and afternoon fixes shall be averaged for the day to yield an average daily fix, rounded to three decimal places;

-	the daily averages shall be averaged for the Quotational Period, and rounded to four decimal places, to yield the average Platinum price.

PD

means the value of Palladium ounces contained in the Concentrate delivered on behalf of the Company in that Cost Month, valued at the average Palladium price per ounce denominated in US$ during the Quotational Period. The average shall be determined using :

-	the official morning and afternoon fixes during the Quotational Period made for palladium on the London Platinum and Palladium Market;

-	the official morning and afternoon fixes shall be averaged for the day to yield an average daily fix, rounded to three decimal places;

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-	the daily averages shall be averaged for the Quotational Period, and rounded to four decimal places, to yield the average Palladium price.

RH

means the value of Rhodium ounces contained in the Concentrate delivered on behalf of the Company in that Cost Month, valued at the average Rhodium price per ounce denominated in US$ during the Quotational Period. The average shall be determined using :

-	the NY dealer Rhodium weekly high and low prices during the Quotational Period as reported in Platt’s Metals week;

-

the weekly prices in Platt’s Metals Week, published on a Monday, refer to the average of the previous week ending the previous Friday. The Friday’s date shall be used to determine within which Quotational Period the Friday’s price will be used to determine the average price per ounce. That is, if the Friday’s price is the 1st of January then the values quoted shall be used to determine the average price during the January Quotational Period.

AU

means the value of Gold ounces contained in the Concentrate delivered on behalf of the Company in that Cost Month, valued at the average Gold price per ounce denominated in US$ for the Quotational Period. The average shall be determined using :

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-	the official morning and afternoon fixes made for Gold during the Quotational Period on the London Bullion Market;

-	the official morning and afternoon fixes shall be averaged for the day to yield an average daily fix, rounded to three decimal places;

-	the daily averages shall be averaged for the Quotational Period, and rounded to four decimal places, to yield the average Gold price.

IR

means the value of Iridium ounces contained in the Concentrate delivered on behalf of the Company in that Cost Month, valued at the average Iridium price per ounce denominated in US$ during the Quotational Period. The average shall be determined using:

-	the NY dealer Iridium weekly high and low prices during the Quotational Period as reported in Platt’s Metals week;

-

the weekly prices in Platt’s Metals Week, published on a Monday, refer to the average of the previous week ending the previous Friday. The Friday’s date shall be used to determine within which Quotational Period the Friday’s price will be used to determine the average price per ounce. That is if the Friday’s price is the 1st of January then the values quoted shall be used to determine the average price during the January Quotational Period.

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RU

means the value of Ruthenium ounces contained in the Concentrate delivered on behalf of the Company in that Cost Month, valued at the average Ruthenium price per ounce denominated in US$ during the Quotational Period. The average shall be determined using:

-	the NY dealer Ruthenium weekly high and low prices during the Quotational Period as reported in Platt’s Metals week;

-

the weekly prices in Platt’s Metals Week, published on a Monday, refer to the average of the previous week ending the previous Friday. The Friday’s date shall be used to determine within which Quotational Period the Friday’s price will be used to determine the average price per ounce. That is if the Friday’s price is the 1st of January then the values quoted shall be used to determine the average price during the January Quotational Period.

NI

means the value of Nickel Tonnes contained in the Concentrate delivered on behalf of the Company in the Cost Month, valued at the average of the Nickel price denominated in US$ during the Quotational Period, less US$75.00 per Tonne. The average shall be determined using the official London Metal Exchange monthly average cash price for Nickel Metal as published by Metals Bulletin, rounded to four decimal places.

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CU

means the value of Copper Tonnes contained in the Concentrate delivered on behalf of the Company in the Cost Month, valued at the average Copper price denominated in US$ during the Quotational Period, less US$160.00 per Tonne. The average shall be determined using the official London Metal Exchange monthly average cash price for grade A Copper Metal as published by Metals Bulletin, rounded to four decimal places.

BS	means the number of batch samples taken in that Cost Month

CS	ZAR780 (sampling cost per batch sample)

Tc	Tonnes of Concentrate produced in that Cost Month

Cc	Treatment charge per Tonne of Concentrate of ZAR700

P	means the sum of the applicable penalties as more fully defined in clauses 9.7 and 9.8.

9.2	All values shall be expressed in South African Rand. Prices shall be converted to South African Rand for the US$ prices and for each applicable currency during the Quotational Period by using :

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-	the historical South African Rand Exchange daily bid high and bid low rates quoted by Reuters in respect of the applicable currency during the Quotational Period;

-	the daily bid high and bid low values shall be averaged to yield a daily average exchange rate;

-	the daily averages shall then be averaged for the Quotational Period, and rounded to four decimal places, to yield the average exchange rate.

9.3

The amounts expressed in South African Rand, referred to in clause 9.1 shall be increased annually by the same percentage increase as the Annual Average Increase. The increase shall be effective for payment due from 1 July of each year; commencing with effect from 1 July 2008.

9.4

The discounts from the prices for Copper and Nickel expressed in US$, referred to in clause 9.1, shall be adjusted annually, by increasing such discounts by the percentage increase in the consumer price index (all urban consumers) for the United States of America for the previous Calendar Year, as published by the United States Department of Labour Bureau of Labour Statistics. The annual adjustment shall be effective for payment due from 1 July of each year; commencing with effect from 1 July 2008.

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9.5

An example of the calculation of the values for the Payable Metals and the corresponding price for Concentrate delivered on behalf of the Company, referred to in this clause 9, is set out in annexure A to this agreement.

9.6	The following conversion factors and rounding rules shall be applied in calculations :

9.6.1	1 (ONE) kilogram is equal to 32.1507 (THIRTY TWO decimal ONE FIVE ZERO SEVEN) troy ounces exactly.

9.6.2	1 (ONE) kilogram is equal to 2.2046 (TWO decimal TWO ZERO FOUR SIX) pounds exactly.

9.6.3	Kilograms shall be rounded to 4 decimal places while troy ounces, Tonnes and pounds shall be rounded to 3 decimal places.

9.6.4	All metal prices shall be stated in US$ rounded to four decimal places.

9.6.5	All metal values shall be stated in US$ rounded to two decimal places.

9.6.6	All metal values shall then be converted to South African Rands in accordance with clause 9.2 rounded to two decimal places.

9.6.7	All penalties shall be rounded to two decimal places.

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9.6.8	Any value-added tax shall be rounded to two decimal places.

9.7	Certain penalties shall be applied to the Concentrate delivered on behalf of the Company in order to compensate for associated cost treatment liabilities on the part of the Refiner.

The following penalties shall apply :

9.7.1

The moisture content of the Concentrate delivered by the Company, shall be less than 15% (FIFTEEN PERCENT) by Mass. A penalty of ZAR33.00 (THIRTY THREE SOUTH AFRICAN RANDS) shall be levied per percentage point or part thereof of the moisture percentage above 15% (FIFTEEN PERCENT), calculated based on a weighted Monthly average, on each dry Tonne of Concentrate delivered by the Company in that Month. Should the moisture content exceed 20% (TWENTY PERCENT) the Refiner shall be entitled to refuse to accept delivery of the Concentrate. Any Concentrate so refused by the Refiner may be sold by the Company to a third party provided that :

9.7.1.1	the Concentrate sold to the third party shall be limited to the Concentrate so refused by the Refiner;

9.7.1.2	the Concentrate sold to the third party shall be sold in exactly the same form as the Concentrate refused by the Refiner;

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9.7.1.3	the Refiner shall be entitled to verify the quantities and quality of Concentrate sold to the third party in terms of the operating protocol referred to in clause 8.2.

9.7.2

If the weighted Monthly average 4(T) Grade of the Concentrate delivered is less than 185 (ONE HUNDRED AND EIGHTY FIVE) g/t, the minimum target grade, a penalty of ZAR60.00 (SIXTY SOUTH AFRICAN RANDS) per 5g/t or part thereof below the minimum target grade shall be applied to each Tonne of Concentrate delivered in that Month. If the weighted Monthly average 4(T) Grade of the Concentrate delivered is less than 120 (ONE HUNDRED AND TWENTY) g/t, the Refiner shall be entitled to refuse to accept delivery of the Concentrate. Any Concentrate so refused by the Refiner may be sold by the Company to a third party provided that :

9.7.2.1	the Concentrate sold to the third party shall be limited to the Concentrate so refused by the Refiner;

9.7.2.2	the Concentrate sold to the third party shall be sold in exactly the same form as the Concentrate refused by the Refiner;

9.7.2.3	the Refiner shall be entitled to verify the quantities and quality of Concentrate sold to the third party in terms of the operating protocol referred to in clause 8.2.

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9.8

In addition to the penalties in clause 9.7 the following chromite penalties shall apply, namely, a penalty shall be levied per Tonne of contained chromite (Cr203) on the combined (for all Concentrators) weighted Monthly average of Concentrate delivered in which the contained chromite exceeds 2% (TWO PERCENT) by Mass of the Dry Mass of Concentrate received according to a sliding scale as set out in the table below.

Contained Chromite (Cr203) per Tonne of Concentrate	Penalty (ZAR) per Tonne of Contained Chromite (Cr203)
2.0% < Cr203 < 2.5%	R22 000
2.5% < Cr203 < 3.0%	R38 000
3.0% < Cr203 < 4.0%	R55 000
4.0% < Cr203 < 5.0%	R82 000
Cr203 > 5.0%	R165 000

9.9

Should the combined (for all Concentrators) weighted Monthly average contained chromite exceed 3% (THREE PERCENT)]of the Dry Mass of Concentrate, the Refiner shall have the right to refuse to accept delivery of the Concentrate. Should the Refiner choose to accept delivery of the Concentrate containing chromite in excess of 3% (THREE PERCENT) of the Dry Mass of Concentrate, then a penalty per Tonne of contained chromite (Cr203) shall be applicable as per the table set out in clause 9.8. Any Concentrate so refused by the Refiner may be sold by the Company to a third party provided that :

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9.9.1	the Concentrate sold to the third party shall be limited to the Concentrate so refused by the Refiner;

9.9.2	the Concentrate sold to the third party shall be sold in exactly the same form as the Concentrate refused by the Refiner;

9.9.3	the Refiner shall be entitled to verify the quantities and quality of Concentrate sold to the third party in terms of the operating protocol referred to in clause 8.2.

9.10

The monetary amounts referred to in clauses 9.7.1, 9.7.2 and 9.8 shall be increased annually by the same percentage as the Annual Average Increase. The increase shall be effective from 1 July of each year; commencing with effect from 1 July 2008.

9.11

In the event that any price element or exchange rate ceases to be published, the Parties will agree a substitute price or in the absence of agreement, such substitute price will be determined by arbitration in terms of clause 14.

9.12

For the avoidance of doubt, all of the provisions of this clause 9, except as specifically otherwise provided in terms of clauses 9.8 and 9.9 above, shall be applied to each separately identifiable Concentrate stream independently.

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10.	PAYMENT

10.1

Payment for Concentrate delivered on behalf of the Company to the Refiner in any Cost Month shall be made by the Refiner by electronic fund transfer or cheque, without deduction or set-off in South African rands, on the last day of the " " Cost Month following the month in which delivery of the relevant lot of Concentrate takes place. This means that the Quotational Period shall be the " " Cost Month following the delivery month.

10.2

The Company shall ensure that timeous invoices, including value-added tax invoices, are issued to the Refiner to enable payment to be made in terms of this clause 10. The Refiner shall ensure the timeous provision of all information required by the Company to enable the Company to provide timeous invoices.

10.3

Any amount due but unpaid by the Refiner to the Company shall bear interest at Prime plus 2% (TWO PERCENT), from the date upon which payment fell due until the date of final payment, both days inclusive. Such interest shall be payable together with the capital sum due.

11.	RISK AND OWNERSHIP

On discharge of the Concentrate at the delivery point, risk in and ownership of the Concentrate shall pass to the Refiner.

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12.	CONFIDENTIALITY

12.1

The Parties shall at all times during the currency of this agreement, keep all details as to the quantity of Concentrate delivered and the values of Payable Metals in Concentrate, strictly confidential.

12.2

Notwithstanding the provisions of clause 12.1, the Refiner shall be entitled to disclose any information which is required to be kept confidential in terms of that clause if and to the extent to which the disclosure is bona fide and necessary for the purposes of carrying out its duties under this agreement, or where such disclosure is required in terms of applicable law, or to any holding company of a Party (including but not limited to Anglo Platinum Limited and/or Anglo American Plc) for such companies to take informed decisions regarding this agreement.

12.3

Notwithstanding the provisions of clause 12.1, the Company shall be entitled to disclose any information which is required to be kept confidential in terms of that clause if and to the extent to which the disclosure is required to be given, made or published by law or under the rules and regulations of any relevant stock exchange or any applicable regulatory authority, in which case the Company shall, to the extent possible, give the Refiner reasonable written notice thereof together with drafts or copies thereof, as soon as is reasonable practicable provided that in the event that the Company becomes legally compelled to disclose any such information, the Company will provide the Refiner with prompt notice, to the extent possible, so that it may seek a

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protective order or other appropriate remedy and/or waive compliance with the provisions of this clause 12. In the event that such protective order or other remedy is not obtained, or that the Refiner waives compliance with the provisions of this clause 12, the Company may disclose without liability under this clause 12 only that portion of such information which the Company, after receiving legal advice is legally required to be disclosed and shall co-operate with the Refiner to obtain reliable assurance that confidential treatment will be afforded such information that is so disclosed.

12.4

Notwithstanding the provisions of clause 12.1, the Company shall be entitled to disclose any information which is required to be kept confidential in terms of that clause if and to the extent to which the disclosure is required to be given to a financier of the Mine and/or the Concentrator and/or the Company and/or any holding company of the Company, in which case copies of the relevant disclosure shall be given to the Refiner prior to such disclosure and the relevant financier shall sign an appropriate confidentiality undertaking drafted by the Refiner prior to such disclosure.

12.5	The obligation of confidentiality in terms of clause 12.1 shall cease to apply to any information which ceases to be confidential or becomes public knowledge through no fault of the Parties.

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13.	FORCE MAJEURE

13.1

Subject to the provisions of clause 5.2, if any Party is prevented or restricted directly or indirectly from carrying out all or any of its obligations under this agreement from any cause beyond the reasonable control of that Party (including without limiting the generality of the aforegoing, war, civil commotion, riot, insurrection, strikes, lock-outs, fire, explosion, flood and acts of God, or by invasion or sit-ins at the Mine, Concentrator, Smelter and/or Refinery where a Party is prevented from occupying or operating any part of the Mine, Concentrator, Smelter and/ or Refinery by combination of workmen or interference by trades union), the Party so affected shall be relieved of its obligations hereunder during the period that such event and its consequences continue but only to the extent so prevented and shall not be liable for any delay or failure in the performance of any obligations hereunder of loss or damages either general, special or consequential which the other Parties may suffer due to or resulting from such delay or failure, provided always that written notice shall within 48 (FORTY-EIGHT) hours of the occurrence constituting Force Majeure be given of any such inability to perform by the affected Party and provided further that the obligation to give such notice shall be suspended to the extent necessitated by such Force Majeure.

13.2

If the Refiner is the Party invoking Force Majeure in terms of clause 13.1 within another 48 (FORTY EIGHT) hours after the 48 (FORTY EIGHT) hours referred to in clause 13.1, the Refiner shall advise the Company of an alternative facility for delivery, failing which the Company shall be entitled to

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make alternative arrangements to sell the Concentrate to a third party during the period of the Force Majeure and for a maximum period of 3 (THREE) months after the anticipated end of the Force Majeure (as notified and adjusted by the Refiner from time to time); provided that the Company resumes the sale of all of its Concentrate to the Refiner in terms of this agreement once the Refiner is again able to accept delivery on condition that such resumption shall take place only after the expiry of the said period of the alternative arrangements aforesaid. In terms of this clause, the Refiner will be obliged to provide the Company with a written estimate of the time required to overcome the Force Majeure event and an estimated date from which the Refiner will resume receipt of Concentrate from the Company, which written estimate the Refiner will update from time to time, but in any event on at least a weekly basis.

13.3

Any Party invoking Force Majeure shall use its best endeavours to terminate the circumstances giving rise to Force Majeure and upon termination of the circumstances giving rise thereto, shall forthwith give written notice thereof to the other Parties.

13.4

If the full and proper implementation of this agreement is precluded by any of the events or a combination of the events contemplated in clause 13.1 for a period of more than 12 (TWELVE) consecutive Months at any one time, then and in such event the Parties shall endeavour to conclude new arrangements equitable to both of them and should they fail to agree upon any such new arrangements within 90 (NINETY) days of any of the Parties calling upon the

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others to do so, then any of the Parties shall be entitled to terminate this agreement.

14.	DISPUTE RESOLUTION

14.1

Where there is reference in this agreement to determination of a dispute by reference to a Referee either Party may give written notice to the other Party of its intention to refer the dispute to a Referee, in which case the following provisions shall apply :

14.1.1

the Company shall nominate 3 (THREE) persons as Referees all of whom shall be individuals with appropriate knowledge of the subject matter submitted to him or her, independent and free from any conflict or interest in dealing with the matter submitted to him or her;

14.1.2

the Company shall nominate the persons mentioned in clause 14.1.1 by notice in writing to the Refiner within 14 (FOURTEEN) days of the date of the notice referring dispute for determination by a Referee;

14.1.3	the Refiner shall select 1 (ONE) of the Company’s appointees within 14 (FOURTEEN) days of the furnishing of the list by the Company to the Refiner;

14.1.4	the Referee shall at all times be acting solely as an expert and not as an arbitrator;

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14.1.5

the Referee shall decide the matter submitted to him or her and the procedure to be followed including, but not limited to, the questions of the holding of a hearing or a decision on the basis of written documents, the representation of parties at any hearing, and of the costs of such proceedings, in such manner and on such basis as he or she in his or her sole discretion considers to be fair, just and equitable under the circumstances then prevailing, subject to the proviso that both Parties shall be entitled to an equal opportunity for the submission of such written and/or oral representations as the Referee may, in his or her discretion, determine;

14.1.6

accordingly, neither the Arbitration Act, any other Act of Parliament or Law nor the rules of law, custom and practice governing hearings, evidence or procedure need be observed or taken into account by him or her;

14.1.7

both Parties shall be bound to continue with such proceedings and, insofar as may be necessary, irrevocably consent thereto including, but not limited to, the continuation of such proceedings should either Party unilaterally withdraw therefrom;

14.1.8

the decision of the Referee shall be final and binding on both Parties, and not capable of review, appeal or reference to arbitration in terms of clause 14.2 and may be made an Order of any Court selected by either Party, for which purpose the other Party consents to its jurisdiction.

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14.2

Unless otherwise specifically provided for in this agreement, in the event of there being any dispute or difference between the Parties arising out of this agreement, the said dispute or difference shall on written demand by either Party be submitted to arbitration in Johannesburg in accordance with the Arbitration Foundation of South Africa (“AFSA”) rules for commercial arbitration, which arbitration shall be administered by AFSA.

14.3

Should AFSA, as an institution, not be operating at that time or not be accepting requests for arbitration for any reason, then the arbitration shall be conducted in accordance with the AFSA rules for commercial arbitration (as last applied by AFSA) before an arbitrator appointed by agreement between the Parties to the dispute or failing agreement within 10 (ten) business days of the demand for arbitration, then any Party to the dispute shall be entitled to forthwith call upon the chairperson of the Johannesburg Bar Council to nominate the arbitrator, provided that the person so nominated shall be an advocate of not less than 10 (ten) years standing as such. The person so nominated shall be the duly appointed arbitrator in respect of the dispute. In the event of the attorneys of the Parties to the dispute failing to agree on any matter relating to the administration of the arbitration, such matter shall be referred to and decided by the arbitrator whose decision shall be final and binding on the Parties to the dispute.

14.4	Any Party to the arbitration may appeal the decision of the arbitrator or arbitrators in terms of the AFSA rules for commercial arbitration.

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14.5	Nothing herein contained shall be deemed to prevent or prohibit a party to the arbitration from applying to the appropriate court for urgent relief or for judgment in relation to a liquidated claim.

14.6

Any arbitration in terms of this clause 14 (including any appeal proceedings) shall be conducted in camera and the Parties shall treat as confidential details of the dispute submitted to arbitration, the conduct of the arbitration proceedings and the outcome of the arbitration.

14.7	This clause 14 will continue to be binding on the Parties notwithstanding any termination or cancellation of the Agreement.

14.8

The Parties agree that the written demand by a party to the dispute in terms of clause 14.2 that the dispute or difference be submitted to arbitration, is to be deemed to be a legal process for the purpose of interrupting extinctive prescription in terms of the Prescription Act, 1969.

15.	DOMICILIUM

15.1	The Parties hereto choose domicilia citandi et executandi for all purposes of and in connection with this Agreement as follows:

The Company	:	The Company Secretary
Lebowa Platinum Mines Limited
55 Marshall Street
Johannesburg
2001

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Facsimile	:	(011) 373 5111

The Refiner	:	The Company Secretary
Rustenburg Platinum Mines Limited
55 Marshall Street
Johannesburg
2001

Facsimile	:	(011) 373 5111

provided that copies of all notices shall be served on New Opco at:

The Company Secretary
Richtrau No. 177 (Proprietary) Limited
55 Marshall Street
Johannesburg
2001

Facsimile	:	(011) 373 5111

as well as at:

The Company Secretary
Richtrau No. 179 (Proprietary) Limited
55 Marshall Street
Johannesburg
2001

Facsimile	:	(011) 373 5111

15.2

Either Party hereto shall be entitled to change its domicilium from time to time, provided that any new domicilium selected by it shall be an address other than a box number in the Republic of South Africa, and any such change shall only be effective upon receipt of notice in writing by the other Party of such change.

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15.3	All notices, demands, communications or payments intended for either Party shall be made or given at such Party’s domicilium for the time being.

15.4	A notice sent by one Party to another Party shall be deemed to be received:

15.4.1	on the same day, if delivered by hand; and

15.4.2	on the same day of transmission if sent by telefax, with receipt received confirming completion of transmission.

15.5

Notwithstanding anything to the contrary herein contained a written notice or communication actually received by a Party shall be an adequate written notice or communication to it notwithstanding that it was not sent to or delivered at its chosen domicilium citandi et executandi.

16.	COSTS

Each Party shall bear its own costs incurred in negotiating and drafting this agreement.

17.	VAT

All amounts cited in this agreement are cited exclusive of Value Added Tax.

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18.	GOVERNING LAW

This agreement shall be governed by and shall be interpreted in accordance with the laws of South Africa. Subject to clause 14, each of the Parties consents and submits to the non-exclusive jurisdiction of the High Court of South Africa (Witwatersrand Local Division) for all purposes in connection with this agreement.

19.	SEVERABILITY OF PROVISIONS

Any provision of this Contract that is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of this Contract nor affect the validity or enforceability of that provision in any other jurisdiction.

20.	GENERAL

20.1	This document constitutes the sole record of the agreement between the Parties in regard to the subject matter of this agreement.

20.2	Neither of the Parties shall be bound by any express or implied term, representation, warranty, promise or the like, not recorded herein.

20.3	No addition to, variation or consensual cancellation of this agreement shall be of any force or effect unless in writing and signed by or on behalf of the Parties.

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20.4

No indulgence which any of the Parties (“the Grantor”) may grant to the others (“the Grantees”) shall constitute a waiver of any of the rights of the Grantor, who shall not thereby be precluded from exercising any rights against the Grantees which might have arisen in the past or which might arise in the future.

20.5

The Parties undertake at all times to do all such things, to perform all such acts and to take all such steps and to produce the doing of all such things, the performance of all such actions and the taking of all such steps as may be open to them and necessary for or incidental to the putting into effect or maintenance of the terms, conditions and import of this agreement.

20.6

This agreement shall be binding on the successors in title of the Company to the Mine and each shall ensure on a disposal or alienation of the Mine that their rights and obligations hereunder are ceded and assigned to the acquirer. Furthermore, on the first day after the Interim Period the Company shall procure that New Opco concludes a new agreement with the Refiner on the terms and conditions set out in Annex “B” hereto. The Refiner shall ensure on a disposal of its interests in the properties on which the Smelter is situated and/or the Smelter that its successors in title are bound by the provisions of this agreement subject to the termination provisions set out in this agreement.

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21.	CESSION, ASSIGNMENT, SUB-GRANTING, HYPOTHECATION, ALIENATION

Neither of the Parties shall be entitled to cede or assign any of their rights or obligations under this agreement without the prior written consent of the other Parties.

22.	BREACH

22.1

If either party hereto commits a breach or fails in the observance of any of the terms and conditions hereof and fails to remedy such default or breach within 30 (THIRTY) days of delivery of written notice requiring it so to do, or, if such breach is not capable of being remedied within 30 (THIRTY) days, if the party in breach fails to commence remedying it within the said period and fails thereafter to remedy it within a reasonable period of time, then the aggrieved party shall be entitled to cancel this agreement against the defaulting party or to claim immediate payment and/or performance by the defaulting party of all of the defaulting party's obligations whether or not the due date for payment and/or performance shall have arrived, in either event without prejudice to the aggrieved party's rights to claim damages. The aforegoing is without prejudice to such other rights as the aggrieved party may have at law; provided always that, notwithstanding anything to the contrary contained in this agreement, the aggrieved party shall not be entitled to cancel this agreement, for any breach by the defaulting party unless such breach is a material breach going to the root of this agreement and is incapable of being remedied by a payment in money, or if it is capable of being remedied by a payment in money, the

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defaulting party fails to pay the amount concerned within 30 (THIRTY) days after such amount has been determined.

23.	CANCELLATION OF MEMORANDUM OF AGREEMENT (SMELTING AND REFINING)

23.1

It is recorded that the Company has entered into an agreement with, inter alia, the Refiner on 10 August 1995 styled a memorandum of agreement (smelting and refining) in terms of which the Refiner accepts and smelts concentrate owned by the Company and the Refiner agrees to refine the precious metals together with their associated minerals for and on behalf of the Company.

23.2

It is hereby recorded that the Company has given written notice to the Refiner and the other parties to the said agreement terminating such agreement with effect from 1 January 2008, but subject to the fulfilment of the suspensive condition in clause4.9.

23.3

It is further recorded that a base metals agency agreement and precious metals agency agreement exist by and between the Company and the Refiner. To the extent that these agreements are of full force and effect as at 1 January 2008, the Parties shall procure the termination of these agreements to the extent that they relate to the Company and to the extent that they have any bearing or relation to the subject matter of this agreement.

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23.4

It is further recorded that the pipeline in process under the agreement referred to in clause 23.1 as at 31 December 2007 shall be sold by the Company to the Refiner for a purchase price equal to the net realisable value thereof as at 31 December 2007 which amount shall be agreed to by the Parties and failing agreement by 15 February 2008 then as determined by an independent merchant bank, who shall be acting as an expert and not as an arbitrator and whose decision shall be final and binding on the Parties and not capable of review or appeal except in the case of manifest error.

THUS DONE AND EXECUTED at JOHANNESBURG on the _____ day of _______________ 2007 written in the presence of the undersigned witnesses.

AS WITNESSES:

1.	For and on behalf of
THE REFINER

2.
DIRECTOR

THUS DONE AND EXECUTED at ________________ on the _____ day of ____________ 2007 written in the presence of the undersigned witnesses.

AS WITNESSES:

1.	For and on behalf of
THE COMPANY

2.
DIRECTOR

ANNEXURE A

Example of Calculation of the total Price for one month's delivery of Concentrate.

ANNEXURE A

Note: Except for the Chrome Penalty, this calcualtion will be applied separately to each Concentrate stream arising from each separately identifiable Concentrator

Assumptions (based on typical Merensky Concentrate):

Wet Mass of Concentrate delivered to Smelter =	2,000.000	tpm
Moisture =	11.90	%
Tc = Mass of Concentrate delivered to Smelter =	1,762.000	tpm
Bs = Number of batches =	55	
Cr_2O_3 =	0.89	%

Conc month of delivery = January

Metals in Concentrate

	Grade		Content	
Platinum	109.0	g/t	6,174.799	oz
Palladium	57.0	g/t	3,229.023	oz
Rhodium	8.4	g/t	475.856	oz

TABACKS

Gold	8.0	g/t	453.196	oz
Iridium	3.0	g/t	169.949	oz
Ruthenium	15.5	g/t	878.068	oz
Nickel	5.2	%	91.624	T
Copper	3.1	%	54.622	T

Metal Prices (Average for [redacted]

Platinum	1,400	$/oz
Palladium	365	$/oz
Rhodium	6,200	$/oz
Gold	800	$/oz
Iriduium	430	$/oz
Ruthenium	540	$/oz
Nickel	31,000	$/T
Copper	8,000	$/T

Final Amount Paid at the end of [redacted]

Platinum	8,644,718.60	$
Palladium	1,178,593.40	$
Rhodium	2,950,307.20	$
Gold	362,556.80	$
	13,136,176.00	$
x [redacted]		
Iridium	73,078.07	$
Ruthenium	474,156.72	$

TABACKS

547,234.79	$	
x E=F [redacted]				
Nickel		2,833,472.20	$	(91.624T x (31000-75)$/T)
x G [redacted]				
Copper		428,236.48	$	(54.622T x (8000-160)$/T)
x H [redacted]				
Total		[redacted]	$	
x R/$ = 7	**Total**		**SAR**	
Less :	Bs x Cs =	-42,900.00	(SAR780/batch x Bs)	
	: Tc x Cc =	-1,233,400.00	(SAR700 x Tc)	
	: Grade Penalty =	-105,720.00	(1 part 5g/t x SAR60/T X Tc)	
			No other penalties invoked as above or equal to minimum limit	
Amount Paid for Conc		[redacted]	**SAR**	

TABACKS

Annexure B deleted and replaced in its entirety by Annexure B to the Third Addendum to the
Sale of Concentrate Agreement dated March 28, 2008

CIS/ANGL12-CS28
1123/JL
25/02/2008

FIRST ADDENDUM TO: SALE OF CONCENTRATE AGREEMENT

made and entered into by and between

RUSTENBURG PLATINUM MINES LIMITED
(No. 1931/003380/06)

(together with its successors in title and assigns hereinafter referred to as "*the Refiner*")

and

LEBOWA PLATINUM MINES LIMITED
(No. 1963/006144/06)

(together with its successors in title and assigns hereinafter referred to as "*the Company*")

WHEREAS :

A. The Refiner and the Company have concluded a Sale of Concentrate Agreement on 21 December 2007 ("*the Agreement*");

B. The Parties wish to amend the Agreement in certain respects.

TABACKS

CIS/ANGL12-CS28
1123/JL
25/02/2008

Page 2

NOW THEREFORE THE PARTIES AGREE AS FOLLOWS :

1. **AMENDMENT**

The Agreement is hereby amended for deliveries of Concentrate that may take place on or after 1 March 2008 by:

1.1 the insertion of the following definitions in clause 2:

"Scheduled Maintenance the periodic cessation of processing works at the Refinery for purposes of ongoing maintenance, which cessation shall not endure for a period of longer than 3 (THREE) months;"

"Unscheduled Maintenance the periodic cessation of processing works at the Refinery for purposes of maintenance, which endures for a period of longer than 3 (THREE) months, and of which written notice ("Unscheduled Maintenance Notice") shall be furnished by the Refiner to the Company as soon as practically possible after the event that shall have given rise to the Unscheduled Maintenance which Unscheduled Maintenance Notice shall:

i. set out the anticipated duration of the cessation of the processing works at the Refinery; and

ii designate an alternative Smelter for the delivery of the Concentrate in accordance with the provisions of clause 5.2; or

TABACKS

CIS/ANGL12-CS28
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Page 3

iii. specify the Refiner's election to defer delivery of the whole or a portion of the Concentrate anticipated to be delivered in the period referred to in i in accordance with the provisions of 5.2.3 and provide an approximate estimate of the portion of such Concentrate, delivery of which is to be deferred, in accordance with the provisions of clause 5.2";

1.2 the deletion of clause 5.2 and substitution of the same with the following clause 5.2:

"5.2

5.2.1 The Refiner shall be required to purchase all of the Concentrate produced at the Mine and delivered for and on behalf of the Company in accordance with the provisions of this agreement save that, in the event of the Refiner being unable to accept delivery as a result of Unscheduled Maintenance and having delivered the Unscheduled Maintenance Notice, the Company shall, at its election, exercisable by written notice given to the Refiner within 10 days of the date of receipt of the Unscheduled Maintenance Notice, either deliver Concentrate in accordance with the Unscheduled Maintenance Notice or make alternative arrangements to sell all or any portion of the Concentrate to a third party in accordance with the provisions of clause 5.2.4 whilst such Unscheduled Maintenance is carried out.

TABACKS

CIS/ANGL12-CS28
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Page 4

5.2.2 *The additional transport and other charges associated with the transportation of the Concentrate to the alternative facility in excess of the charges associated with the transportation of the Concentrate to the Polokwane Smelter (including any customs and export levies, surcharges and taxes) shall be borne by the Refiner.*

5.2.3 *The Refiner shall only be entitled to defer delivery in the event that the Refiner does not have sufficient capacity to process all of the Concentrate delivered by the Company during the course of the Unscheduled Maintenance, at any of its operating smelters in the Republic of South Africa and then only in respect of a percentage of the Concentrate which is equal to the percentage of the total concentrate production of Anglo Platinum Limited and its wholly owned direct or indirect subsidiaries throughout the Republic of South Africa ("the APL Group"), as the APL Group does not process through its smelters during the Unscheduled Maintenance period.*

5.2.4 *If the Refiner has not designated an alternative facility and has deferred delivery, the Company shall be entitled to make alternative arrangements to sell all or any portion of the Concentrate to a third party during the period of Unscheduled Maintenance and for a maximum period of 3 (THREE) months after the anticipated end of the Unscheduled Maintenance (as*

TABACKS

CIS/ANGL12-CS28
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25/02/2006

Page 5

1.3 the amendment of clause 5.3 by the deletion of the words "*scheduled maintenance or repairs (which for purposes of this clause shall mean all maintenance and repairs of which at least 6 (SIX) months' written notice is given by the Refiner to the Company and which shall endure for no longer than 3 (THREE) months)*" and the substitution therefor with the words "*Scheduled Maintenance*";

1.4 the amendment of clauses 8.1 and 8.11 by the addition of the words "*direct or indirect*" before the words "*majority shareholding*" where they appear therein;

1.5 the amendment of clause 9.1 by changing the formula and the formula components as follows:

"C = [redacted]

[PRICING FORMULA]

Where I = [redacted] [PERCENTAGE]

TABACKS

CIS/ANGL12-CS28
1123/JL
25/02/2008

Page 6

CO means the value of Cobalt in Tonnes contained in the Concentrate delivered on behalf of the Company in that Cost Month, valued at the average of the Cobalt price per Tonne denominated in US $ during the Quotational Period. The average shall be determined by the monthly low 99,3% fixed price for Cobalt, as reported in the London Metals Bulletin, rounded to four decimal places.";

1.6 the amendment of clause 9.8 by the deletion of the words and numbers "2% (TWO PERCENT)" where they appear in the fourth line thereof, and the substitution therefor of the words and numbers "2,5% *(TWO POINT FIVE PERCENT*") and the deletion of the table therein and the substitution therefor of the following new table:

Contained Chromite (Cr_20_3) per Tonne of Concentrate	Penalty (ZAR) per Tonne of Contained Chromite (Cr_20_3)
$2.5\% \leq Cr_20_3 < 3.0\%$	R38 000
$3.0\% \leq Cr_20_3 < 3.5\%$	R55 000
$3.5\% \leq Cr_20_3 < 4.0\%$	R82 000
$4.0\% \leq Cr_20_3 < 5.0\%$	R123 500
$Cr_20_3 \geq 5.0\%$	R165 000

1.7 the amendment of clause 10.1 by deleting the words and numbers [redacted] where they appear in line 4 and replacing the same with the words and numbers [redacted] and the addition of the words *"to a bank account nominated by the Company in writing"* after the words

PAYMENT TERM

TABACKS

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Page 7

"electronic fund transfer or cheque" where they appear therein and by the deletion of the last sentence of clause 10.1 in its entirety which reads as follows *"This means that the Quotational Period shall be the* [redacted] *Cost Month following the delivery month.";* [PAYMENT TERM]

1.8 the addition of the following new clause 10.4:

"10.4 Should a consignment of Concentrate be delivered in terms of clause 7 but not dealt with for whatsoever reason by the Refiner to enable the computation of the purchase price to be completed in accordance with clause 10.1, an interim payment shall be made based on the estimate determined in accordance with the provisions of clause 8.8 with appropriate adjustments being made when the Concentrate is so dealt with by the Refiner together with interest at Prime on the adjustment from the date of the interim payment to the date of payment of the adjustment;";

1.9 the addition of a new clause 10.5:

"10.5 To the extent that final assay data is not available on the due date for payment of the purchase price of any Concentrate delivered during a Cost Month for purposes of confirming the purchase price, payment shall be made based on the estimate determined in accordance with the provisions of clause 8.8 with the appropriate adjustments being made to the purchase

TABACKS

CIS/ANGL12-CS28
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Page 8

price ("Adjusted Purchase Price") once the final assay data is returned from the assay laboratories and upon computation of the Adjusted Purchase Price:

10.5.1 *any excess between the purchase price and the Adjusted Purchase Price paid to the Company shall be retained by the Company together with accrued interest at Prime from the date on which the excessive payment was made until the date on which such amount shall have been set off against future payments in respect of subsequent deliveries of Concentrate; or*

10.5.2 *any shortfall between the purchase price and the Adjusted Purchase Price shall be due and payable, simultaneously with the immediately following Cost Month's payment date in respect of Concentrate deliveries for the following Cost Month and such amount shall accrue interest at Prime from the date on which payment of the purchase price was due until the date on which payment of the shortfall together with all accrued interest is made.";*

1.10 the amendment of clause 12.3 by the addition of the words *"any Canadian Securities Exchange Commission"* after the words *"Stock Exchange"* where they appear therein, and the deletion of the word *"reasonable"* where it appears for the second time therein and the substitution therefor of the word *"reasonably"*;

TABACKS

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Page 9

1.11 the amendment of clause 13.1 by the insertion of the words *"(which shall remain enforceable even in circumstances of force majeure)"* after the words *"clause 5.2"* where they appear therein;

1.12 the amendment of clause 14.6 by the addition at the end thereof of the words *"save for the exceptions set out in clauses 12.2 and 12.3 which shall apply mutatis mutandis."*;

1.13 the addition of a new clause 14.9 reading as follows:

"14.9 in the event of the Refiner disputing an amount on an invoice, the Refiner shall be obliged to pay, on the due date, the undisputed part of the invoice to the Company;";

1.14 the deletion of the existing clause 23.1 and the substitution therefor with the following new clause 23.1 :

1.15 the amendment of Annexure B to the Agreement by incorporating all the amendments set out in 1.1, to 1.13 (both inclusive) above.

TABACKS

CIS/ANGL12-CS28
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Page 10

2. **REMAINING PROVISIONS**

All other provisions of the Agreement remain unaltered and of full force and effect.

SIGNED at JOHANNESBURG on this the 6TH day of MARCH 2008.

For and on behalf of
RUSTENBURG PLATINUM MINES LIMITED

Name:
Capacity:
Who warrants his authority hereto

SIGNED at JOHANNESBURG on this the 6TH day of MARCH 2008.

For and on behalf of
LEBOWA PLATINUM MINES LIMITED

Name:
Capacity:
Who warrants his authority hereto

TABACKS

ANGL12-CS19
(RS\AGR\AMPLATS\ANOORAQ ADDENDA\
ANGL12-CS19 SECOND ADDENDUM TO
SALE OF CONCENTRATE AGR)
MT/AC/gvh
11.06.09

SECOND ADDENDUM TO THE SALE OF

BUSINESS AGREEMENT AND FIRST ADDENDUM TO

THE CONTRACTOR AGREEMENT

between

RUSTENBURG PLATINUM MINES LIMITED

and

LEBOWA PLATINUM MINES LIMITED

ANGL12-CS19
(RS\AGR\AMPLATS\ANOORAQ ADDENDA\
ANGL12-CS19 SECOND ADDENDUM TO
SALE OF CONCENTRATE AGR)
MT/AC/gvh

SECOND ADDENDUM TO THE SALE OF

BUSINESS AGREEMENT AND FIRST ADDENDUM TO

THE CONTRACTOR AGREEMENT

between

RUSTENBURG PLATINUM MINES LIMITED

and

LEBOWA PLATINUM MINES LIMITED

(“the Agreements”)

AMENDMENT TO THE AGREEMENTS

The definition of “Fulfilment Date” in each of the Agreement is hereby and deleted and the following substituted therefor:

““Fulfilment Date”	the last day of the calendar month during which the Transfer is registered.”

ANGL12-CS19
(RS\AGR\AMPLATS\ANOORAQ ADDENDA\
ANGL12-CS19 SECOND ADDENDUM TO
SALE OF CONCENTRATE AGR)
MT/AC/gvh
Page 2

THUS DONE and SIGNED at ___________________________ on this the ________________ day of ________________________ 2009.

For and on behalf of

RUSTENBURG PLATINUM MINES LIMITED

by

_____________________________________
who warrants his authority hereto

THUS DONE and SIGNED at ___________________________ on this the ________________ day of ________________________ 2009.

For and on behalf of

LEBOWA PLATINUM MINES LIMITED

by

_____________________________________
who warrants his authority hereto

ANGL12-CS19
(RS\AGR\AMPLATS\ANOORAQ ADDENDA\
ANGL12-CS19 THIRD ADDENDUM TO
SALE OF CONCENTRATE AGR)
AC
25.06.09

THIRD ADDENDUM TO THE SALE OF

CONCENTRATE AGREEMENT

between

RUSTENBURG PLATINUM MINES LIMITED

and

LEBOWA PLATINUM MINES LIMITED

ANGL12-CS19
(RS\AGR\AMPLATS\ANOORAQ ADDENDA\
ANGL12-CS19 THIRD ADDENDUM TO
SALE OF CONCENTRATE AGR)
AC

THIRD ADDENDUM TO THE SALE OF CONCENTRATE

AGREEMENT DATED 28 MARCH 2008 AS AMENDED

between

RUSTENBURG PLATINUM MINES LIMITED

and

LEBOWA PLATINUM MINES LIMITED

(“the Agreement”)

1.	AMENDMENTS TO THE AGREEMENT

1.1	Clause 4 of the Agreement is hereby amended by:

1.1.1

the deletion of the phrase “This agreement shall endure from 1 January 2008 until a period of 5 (FIVE) years after the Completion Date has elapsed (“Initial Period”); provided that:” where it appears in clause 4.2 and the substitution therefor of the phrase “Subject to clause 4.3, this agreement shall endure from 1 January 2008 until 31 December 2012 (“Initial Period”); provided that:”.

1.1.2	the deletion of clause 4.3 and the substitution therefor of the following:

ANGL12-CS19
(RS\AGR\AMPLATS\ANOORAQ ADDENDA\
ANGL12-CS19 THIRD ADDENDUM TO
SALE OF CONCENTRATE AGR)
AC
Page 2

“4.3

Notwithstanding the provisions of clause 4.2 or any other provisions of this agreement, this agreement shall terminate with effect from the date of expiry of the Interim Period, it being recorded that the Refiner and New Opco have entered into the Sale of Concentrate Agreement attached hereto as Annexure “B”, which agreement is conditional on the Initial Period expiring and this agreement thereupon terminating. Such Sale of Concentrate Agreement will commence on the day immediately following the day on which such agreement shall have become unconditional.”

1.2	Annexure B to the Agreement is hereby deleted and the draft agreement annexed to this addendum shall be substituted therefor as Annexure B to the Agreement.

2.	SIGNATURE OF ANNEXURE

Rustenburg Platinum Mines Limited and Richtrau No 177 (Proprietary) Limited shall sign the Sale of Concentrate Agreement, a draft of which is annexed to this addendum, contemporaneously with the signature of this addendum.

ANGL12-CS19
(RS\AGR\AMPLATS\ANOORAQ ADDENDA\
ANGL12-CS19 THIRD ADDENDUM TO
SALE OF CONCENTRATE AGR)
AC
Page 3

THUS DONE and SIGNED at ___________________________ on this the ________________ day of ________________________ 2009.

For and on behalf of

RUSTENBURG PLATINUM MINES LIMITED

by

_____________________________________
who warrants his authority hereto

THUS DONE and SIGNED at ___________________________ on this the ________________ day of ________________________ 2009.

For and on behalf of

LEBOWA PLATINUM MINES LIMITED

by

_____________________________________
who warrants his authority hereto

ANGL12-CS19
(RS\AGR\AMPLATS\ANOORAQ ADDENDA\
ANGL12-CS19 THIRD ADDENDUM TO
SALE OF CONCENTRATE AGR)
AC
Page 4

We, Richtrau No 177 (Proprietary) Limited, by our signature to this addendum, hereby agree to be bound by the provisions of clause 2 of this addendum.

THUS DONE and SIGNED at ___________________________ on this the ________________ day of ________________________ 2009.

For and on behalf of

RICHTRAU NO 177 (PROPRIETARY) LIMITED

by

_____________________________________
who warrants his authority hereto

ANNEXURE “B”

SALE OF CONCENTRATE AGREEMENT

between/amongst

RUSTENBURG PLATINUM MINES LIMITED

and

RICHTRAU NO. 177 (PROPRIETARY) LIMITED

CIS/ANGL12-CS28
1116/JL/Clean
20/12/2007

SALE OF CONCENTRATE AGREEMENT

1.	PARTIES

1.1	RUSTENBURG PLATINUM MINES LIMITED

AND

1.2	RICHTRAU NO. 177 (PROPRIETARY) LIMITED

2.	INTERPRETATION

2.1	The headnotes to the clauses of this agreement are inserted for reference purposes only and shall not govern or affect the meaning or interpretation thereof.

2.2	In this agreement the following terms shall bear the following meanings :

2.2.1	AFSA	Arbitration Foundation of Southern Africa;

2.2.2	ARQ	Anooraq Resources Corporation, a company incorporated in accordance with the laws of British Columbia, Canada, under No. 10022-2033

CIS/ANGL12-CS28
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Page 3.

2.2.3	Average Annual Increase	the average annual percentage inflationary rate increase calculated for the preceding Calendar Year applied with effect from 1 July every year according to the following formula:

A = (X x B) + (Y x SACPI) + (Z x C)

where

A =	the Average Annual Increase;

X =	the labour cost portion of total cash operating cost of smelting, treatment and refining of the Refiner;

Y =	non-labour or non-utilities cost portion of total cash operating cost of smelting, treatment and refining of the Refiner;

Z =	the utilities cost portion of

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total cash operating cost of smelting, treatment and refining of the Refiner;

B =	weighted annual average increase (expressed as a percentage) in wages for the smelting, treatment and refining division of the Refiner, calculated as follows:

	B =	(A1xA2) + (B1xB2) + (C1xC2) divided by (A1+B1+C1)

where:

A1, B1, C1 = the actual labour cost for each band of labour where wage rate increases are agreed upon by the Refiner and its respective labour

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unions ;

A2, B2, C2 = the actual annual wage increase (expressed as a percentage) for each particular band;

SA CPI = the average annual rate of change (expressed as a percentage) in the CPI for December of the year in question, which annual change shall be determined by comparing the CPI published for the month of December in question with the CPI published in respect of the corresponding month in the previous year;

CPI = the Consumer Price Index for all metropolitan areas as published in the Government Gazette by Statistics South Africa, or such other index reflecting the official rate of inflation in the Republic of South Africa as may replace it;

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C = the average annual rate of change (expressed as a percentage) of the applicable inflationary index for utilities as published by Statistics South Africa for December of the year in question, namely the producers price index for electricity, gas and water for commodities for South African consumption, which annual change shall be determined by comparing the index published for the month of December in question with the index published in respect of the corresponding month in the previous year;

2.2.4	Business Day	any day other than a Saturday, Sunday or official public holiday in the Republic of South Africa;

2.2.5	Calendar Year	January 1st to December 31st;

2.2.6	Commercial Committee	the Commercial Committee referred to in clause 8.9;

2.2.7	Company	Richtrau No. 177 (Proprietary) Limited, a private company incorporated in

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accordance with the laws of the Republic of South Africa under Registration No. 2007/016001/07, acting by itself or through its duly appointed contractor;

2.2.8	Concentrate

any treatable product bearing Payable Metals which is obtained from mining and processing the ore bodies in, on and under the Properties, which, as at the Signature Date, is obtained through the process of crushing and flotation whereby the Payable Metals, including waste, are treated in a Concentrator before the commencement of the smelting and refining process and which will be filter cake and not slurry. The Concentrate arising from each separately identifiable Concentrator will be treated, for purposes of this agreement, as a separate Concentrate stream to which the provisions of this agreement shall be separately applied, unless the context clearly indicates otherwise. It is specifically recorded that, as at the Signature Date, the Company’s business consists of 2 (TWO) separately identifiable Concentrate streams, namely

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the Merensky Concentrator and the UG2 Concentrator;

2.2.9	Concentrator Manager	the juristic entity or natural person nominated by New Opco and appointed by the Company to manage the day-to-day operations of the Concentrators on behalf of the Company;

2.2.10	Concentrators	any facilities which are utilised to treat the ore extracted from the Mine and which produce a Concentrate;

2.2.11	Cost Month	a Month, or other notified periods of not more than 31 (THIRTY ONE) days, as determined by the Refiner for the cost accounting system applied for the Smelter from time to time;

2.2.12	Deleterious Material

any material, which in the reasonable view of the Refiner, may or will cause harm or damage to the equipment of the Refiner and/or which may or will have a negative effect on the operations, environment

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and/or the potential recoveries;

2.2.13	Dry Mass	the mass of Concentrate after deducting the relevant moisture content;

2.2.14	4T Grade	the Concentrate grade, calculated as the total number of grammes of platinum (Pt) + palladium (Pd) + rhodium (Rh) + gold (Au) per dry Tonne of Concentrate;

2.2.15	Interim Period	the period defined as such in the Original Agreement;

2.2.16	JEC	the Joint Evaluation Committee referred to in clause 8.1;

2.2.17	Mass	Dry Mass unless otherwise stated;

2.2.18	Mine

when used as a noun, shall mean the excavations and associated workings operated by the Company or its contractor/s on the Properties, including the Concentrators, the mining area (as defined in section 1 of MPRDA), and all buildings, structures, roads and appurtenances used

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or intended to be used for the purposes of searching for, winning, exploitation and concentrating of Payable Metals underlying the Properties;

2.2.19	Month	a calendar month;

2.2.20	Original Agreement	the agreement for the Sale of Concentrate between the Refiner and Lebowa Platinum Mines Limited to which a draft of the agreement was annexed as Annexure “B”;

2.2.21	Parties	the Refiner and the Company and “Party” means a reference to either one of them;

2.2.22	Payable Metals

the metals upon which the selling price (being the price payable by the Refiner to the Company under this agreement) is to be determined, namely platinum, palladium, rhodium, gold, iridium (Ir) and ruthenium (Ru) and the base metals nickel (Ni), and copper (Cu);

2.2.23	Prime	the publicly quoted basic rate of interest (per centum, per annum, compounded

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monthly in arrear and calculated on a 365 (THREE HUNDRED AND SIXTY FIVE) day year irrespective of whether the year is a leap year) from time to time published by the Standard Bank of South Africa Limited as being its prime overdraft interest rate for its most favoured corporate customers as certified by any manager of such bank whose authority, appointment and designation need not be proved;

2.2.24	Properties	the following properties :

- the farm Diamand 422 KS;

- a portion of the farm Zeekoegat 421 KS;

- the farm Middelpunt 420 KS;

- the farm Umkoanestad 419 KS;

- the farm Wintersveld 417 KS;

- the farm Brakfontein 464 KS;

.

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- the farm Jagdlust 418 KS (portion 1 and the remaining extent);

2.2.25	Quarter	a calendar quarter ending on the last day of each March, June, September and December of each Calendar Year of this agreement;

2.2.26	Quotational Period

the Cost Month preceding the Month in which payment is to be made, which is used for determining pricing (being the consideration payable by the Refiner to the Company under this agreement) and exchange rate;

2.2.27	Referee	a referee appointed in accordance with the provisions of clause 14.1;

2.2.28	Refiner	Rustenburg Platinum Mines Limited, a public company incorporated in accordance with the laws of South Africa under Registration No. 1931/003380/06;

2.2.29	Refinery	a facility or facilities utilised by the Refiner for the further treatment of the product

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arising from the Smelter;

2.2.30	Signature Date	the date on which the last Party to sign this agreement signs it;

2.2.31	Smelter

the facility designated by the Refiner for the treatment of the Concentrates referred to in this agreement; unless otherwise specified, this shall initially be the Polokwane Smelter although thereafter, it shall be any other smelter designated by the Refiner in writing, provided that the Refiner shall use its reasonable endeavours to ensure that the closest smelter to the Mine is used at all times and that such smelter shall be situated within the Republic of South Africa;

2.2.32	Tonne	a metric tonne within the meaning of the term attributed to it by the International System of Units (SI), and being equivalent to 1 000 (ONE THOUSAND) kilograms; and

2.2.33	US$	the currency of the United States of America.

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2.3

If any provision in a definition is a substantive provision conferring rights or imposing obligations on any Party, notwithstanding that it is only in the definition clause, effect shall be given to it as if it were a substantive provision of this agreement.

2.4

Any reference to an enactment is to that enactment as at the Signature Date and, in the event that any right and/or obligation shall arise in terms of this agreement in respect of and/or in connection with such enactment after the Signature Date, such reference shall be to that enactment as amended and/or replaced as at the date for performance of such right and/or obligation.

2.5	Unless inconsistent with the context, an expression which denotes:

2.5.1	any gender includes the other genders;

2.5.2	a natural person includes an artificial person and vice versa;

2.5.3	the singular includes the plural and vice versa.

2.6

Where any term is defined within the context of any particular clause in this agreement, the term so defined, unless it is clear from the clause in question that the term so defined has limited application to the relevant clause, shall bear the meaning ascribed to it for all purposes in terms of this agreement, notwithstanding that that term has not been defined in this interpretation clause.

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2.7	The rule of construction that, in the event of ambiguity, the contract shall be interpreted against the party responsible for the drafting or preparation of this agreement, shall not apply.

2.8	The schedules to this agreement form an integral part hereof and words and expressions defined in this agreement shall bear, unless the context otherwise requires, the same meaning in such schedules.

3.	INTRODUCTION

The Company has undertaken to sell the Concentrate derived from the ore mined from the Properties to the Refiner on the terms and conditions set out in this agreement and the Refiner has agreed to purchase the Concentrate.

4.	COMMENCEMENT, DURATION AND SUSPENSIVE CONDITION

4.1	This agreement shall commence on the Signature Date.

4.2

This agreement shall endure from the Signature Date for the remainder of the Initial Period of the Original Agreement (Initial Period"); provided that Plateau Resources (Proprietary) Limited (provided that it is at the time at least a 51% (FIFTY ONE PERCENT) direct or indirect shareholder in the Company) shall be entitled to elect, by notice in writing given to the Refiner prior to the end of the fourth year after the Completion Date (as defined in the Original Agreement), to extend this agreement for a further 5 (FIVE) years after the

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end of the Initial Period on the terms and conditions set out herein (save for this clause 4.2).

4.3	The Parties record that as at the Signature Date there is no Deleterious Material in the Concentrate.

4.4

Should there be any material change in the process of producing Concentrate, or should there be any change in applicable law, which potentially results in new Deleterious Material being present in the Concentrate, the Company shall, prior to the delivery of such Concentrate, provide the Refiner with an analysis of all substances contained in the Concentrate to be produced, to enable the Refiner to identify all Deleterious Material that may be contained in the Concentrate. The analysis will be a Concentrate analysis by x-ray fluorescence and a trace element scan by Inductive Coupled Plasma. The Refiner shall, within 10 (TEN) days after receipt of the analysis from the Company, provide a list of the Deleterious Material, identified by the analysis, which is contained in the Concentrate. This list will set out the maximum acceptable limit of each individual Deleterious Material that the Refiner will accept. The Parties shall agree on a final list of Deleterious Material and maximum acceptable limit for such Deleterious Material, failing which agreement within 20 (TWENTY) Business Days of the analysis being delivered the matters in dispute will be referred by either Party to a Referee to determine whether a substance is Deleterious Material and what the maximum acceptable limit shall be.

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4.5

Notwithstanding anything to the contrary in this agreement, should the Refiner find the Concentrate to contain any Deleterious Material of which it was not made aware in writing by the Company in terms of clause 4.4 or which is in excess of the limits as per the document agreed by the Parties or settled by the Referee in terms of clause 4.4, then the Refiner shall notify the Company in writing of the presence of such Deleterious Material in the Concentrate, following which the Company shall have a 90 (NINETY) day period during which to rectify the Concentrate by removing the Deleterious Material or reducing the relevant Deleterious Material to the agreed acceptable level, as the case may be. During the aforementioned 90 (NINETY) day period, no further deliveries of Concentrate shall be accepted by the Refiner unless the Company has proven that the Concentrate has been rectified by removing the relevant Deleterious Material or reducing the relevant Deleterious Material to the agreed acceptable level, as the case may be. Should the Company not rectify the Concentrate by removing the relevant Deleterious Material or reducing the relevant Deleterious Material to the agreed acceptable level, as the case may be, within the 90 (NINETY) day period, then the Refiner shall be entitled to terminate this agreement forthwith, provided that, in the event that the Parties are in dispute as to whether any material is Deleterious Material, then the aforesaid period of 90 (NINETY) days shall only run from the date of final determination by the Referee under clause 14.1 that the material in question is Deleterious Material. Any dispute as to whether any material is Deleterious Material or not and what the maximum acceptable level is shall be referred to the Referee in terms of clause 14.1.

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4.6

In regard to any Concentrate containing Deleterious Material which the Refiner refuses to accept in terms of clause 4.5, the Company shall be entitled to dispose of such Concentrate to a third party provided that:

4.6.1	it is not reasonably possible to remove the Deleterious Material or reduce the Deleterious Material to an agreed acceptable level;

4.6.2	the Concentrate so sold to a third party shall be limited to the Concentrate so refused by the Refiner;

4.6.3	the Concentrate sold to the third party shall be sold in exactly the same form as the Concentrate refused by the Refiner;

4.6.4	the Refiner shall be entitled to verify the quantities and quality of Concentrate sold to the third party in terms of the operating protocol referred to in clause 8.2.

4.7

Termination, cancellation or lapsing of this agreement shall not in any way prejudice either Party’s right to claim damages from the other and notwithstanding any such termination, cancellation or lapsing, the Parties shall be and remain liable for all obligations and liabilities of the relevant Party then outstanding and/or which relate to the period on or after such termination, cancellation or lapsing. In particular, the Refiner shall deal with all Concentrate delivered to it prior to such termination, cancellation or lapsing under the terms and conditions of this agreement.

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5.	SALE AND PURCHASE

5.1

The Company shall sell all of the Concentrate produced from ore mined from the Properties to the Refiner for so long as this agreement is in force and on the terms set out in this agreement. For the avoidance of doubt, the Company shall procure that all Concentrate derived from ore (regardless of the owner of the ore or the Concentrate, as the case may be) derived from the Properties, shall be sold to the Refiner, subject to the terms of this agreement.

5.2

The Refiner shall be required to purchase all of the Concentrate produced at the Mine and delivered for and on behalf of the Company in accordance with the provisions of this agreement save that, in the event of the Refiner being unable to accept delivery owing to unscheduled maintenance or repairs (which shall be all maintenance and repairs other than “scheduled maintenance and repairs” as defined in clause 5.3 below) which result in downtime, the Refiner shall, by notice in writing, designate an alternative facility for delivery or defer delivery whilst such maintenance or repairs as are necessary are carried out. The additional transport and other charges to transport the Concentrate to the alternative facility over and above the charges to transport the Concentrate to the Polokwane Smelter shall be borne by the Company and the Refiner equally. If the Refiner chooses to designate an alternative facility outside of the borders of South Africa, then any additional transport and other charges (including customs and export levies, surcharges and taxes) incurred by the Company to deliver the Concentrate outside of the borders of South Africa in excess of the standard transport charges to deliver Concentrate to the

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Polokwane Smelter shall be borne by the Refiner. During the period that the Refiner is unable to accept delivery and has not designated an alternative facility and has deferred delivery, the Company shall be entitled to make alternative arrangements to sell the Concentrate to a third party during the period of the downtime and for a maximum period of 3 (THREE) months after the anticipated end of the downtime (as notified and adjusted by the Refiner from time to time); provided that the Company resumes the sale of all of its Concentrate to the Refiner in terms of this agreement once the Refiner is again able to accept delivery on condition that such resumption shall take place only after the expiry of the said period of the alternative arrangements aforesaid. In terms of this clause, the Refiner will be obliged to provide the Company with a written estimate of the time required to complete such maintenance or repairs and an estimated date from which the Refiner will resume receipt of Concentrate from the Company, which written estimate the Refiner will update from time to time, but in any event on at least a weekly basis.

5.3

In the event of the Refiner being unable to accept delivery owing to scheduled maintenance or repairs (which for purposes of this clause shall mean all maintenance or repairs of which at least 6 (SIX) Months’ written notice is given by the Refiner to the Company and which shall endure for no longer than 3 (THREE) Months)) which result in downtime, the Refiner must designate in writing an alternative facility for delivery whilst such maintenance or repairs are carried out. The additional transport charges to transport the Concentrate to the alternative facility over and above the charges to transport the

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Concentrate to the Polokwane Smelter shall be borne by the Refiner. If the Refiner chooses to designate an alternative facility outside of the borders of South Africa, then any additional transport and other charges (including customs and export levies, surcharges and taxes) incurred by the Company to deliver the Concentrate outside of the borders of South Africa in excess of the standard transport charges to deliver Concentrate to the Polokwane Smelter shall be borne by the Refiner.

6.	DELIVERY PLAN

6.1

Forthwith after commencement of this agreement, the Company shall procure that the Concentrator Manager furnishes a delivery plan to the Refiner for each Month, for the then current Calendar Year, which delivery plan shall contain estimated details of the quantum of dry Tonnes of Concentrate, contained quantities of Payable Metals, percentage moisture, and percentage chromite, and thereafter, by not later than 30 (THIRTY) days prior to the commencement of each Month, the Company shall procure that the Concentrator Manager confirms the delivery plan for that Month and provides a revised delivery plan for the remaining Months of the Calendar Year.

6.2

The Company shall further procure that the Concentrator Manager furnishes to the Refiner an indicative forecast of the delivery plan for the term of this agreement, which delivery plan shall contain estimated details of the quantum of dry Tonnes of Concentrate, contained quantities of Payable Metals, percentage moisture, and percentage chromite to be delivered in each

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Calendar Year. Thereafter, by not later than 120 (ONE HUNDRED AND TWENTY) days prior to the commencement of each year, the Company shall procure that the Concentrator Manager furnishes to the Refiner, a revised indicative forecast of the delivery plan for each of at least the next 3 (THREE) Calendar Years.

6.3

The Company shall use its reasonable endeavours to deliver Concentrate in accordance with the delivery plans furnished in accordance with clauses 6.1 and 6.2. Should the Company deviate from the monthly delivery plans in clause 6.1 in respect of either the quantum of dry Tonnes of Concentrate or the contained quantities of Payable Metals or the percentage moisture or the percentage chromite by more than 20% (TWENTY PERCENT) for a continuous 6 (SIX) month period, this shall be deemed to be a breach by the Company for purposes of clause 22.

7.	DELIVERY OF CONCENTRATE

7.1

The Company shall be responsible for procuring that the Concentrator Manager arranges the deliveries of Concentrate sold in terms of this agreement by road transport to the Smelter and the costs of such transport shall be paid by the Company subject to the provisos in clause 5. The point of delivery for each truck load of Concentrate shall be the receiving facility at the Smelter for the purposes of evaluating the Concentrate delivered. The date of delivery will be determined by the time at which the Concentrate is received by the Refiner at the receiving facility.

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7.2	Each delivery shall constitute a Concentrate batch and the batches delivered in a day shall constitute the daily Concentrate lot, in terms of the operational protocol referred to in clause 8.2.

7.3

The Refiner shall procure that, on arrival at the Smelter, the weight of Concentrate shall be recorded. The manner of weight determination shall be as determined by the JEC, failing which, as determined by a Referee.

7.4

The Company and the Refiner may by written agreement provide for delivery of Concentrate by other means of transport and such agreement shall provide for appropriate methods for determination of weight and quality of the Concentrate so delivered.

8.	WEIGHING, SAMPLING AND ASSAYING TO DETERMINE THE TRANSFER QUANTITY AND QUALITY

8.1

A JEC shall be established by the Company and the Refiner in order to monitor the ongoing process of Concentrate weighing, sampling and assaying for the determination of the transfer quantities and qualities. The JEC shall consist of an equal number of representatives of each of the Refiner and the Company. For as long as the Company has not nominated a person to sit on the JEC, the JEC will not be formed, and the Refiner shall apply its own protocols and processes in regard to the matters referred to in clause 8.2. Each Party shall be entitled to remove and replace its representative/s upon notice in writing to the other, provided that Plateau Resources (Proprietary)

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Limited shall exercise the said rights of appointment or removal on behalf of the Company upon Plateau Resources (Proprietary) Limited holding an effective majority shareholding in the Company.

8.2

The operational details of the weighing, sampling, moisture determination, analytical techniques and sample return mechanisms shall be agreed between the Parties through the JEC in accordance with the principles contained herein and the operational details shall be defined in a suitable operating protocol, prior to the commencement of this agreement, which shall be signed by the Company and the Refiner. A quorum of the JEC shall consist of at least 1 (ONE) of the representatives appointed by each of the Refiner and the Company being present. All JEC decisions shall be made by unanimous vote. A dispute at the JEC shall be referred to the Commercial Committee for resolution. The Parties shall adhere to all processes contained in the said protocol. The protocol may only be amended by agreement in writing between the Parties.

8.3

The Company may send a representative to the Smelter to be present during the weighing and sampling of the Concentrate. If no representative of the Company is present for these activities, the Refiner may proceed immediately with the weighing and sampling to facilitate the Concentrate transfer.

8.4	The Refiner shall analyse the Concentrate analytical lot samples in accordance with the agreed analytical procedure as defined in the JEC operating protocol.

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8.5	On receipt of the analytical results, the Refiner shall communicate its findings by facsimile or email to such persons as are nominated by the Company in writing from time to time.

8.6

As soon as the Refiner and the Company determine the metal contents for each element belonging to a specific lot as further set out in the protocol referred to in clause 8.2, the Refiner shall be allowed to release any reserve samples into process.

8.7

The Refiner shall, at the end of each Cost Month, prepare a reconciliation of the Concentrate delivered to the Smelter, showing the mass of Concentrate received, adjusted to a dry basis, which shall be deemed to be the tonnage of Concentrate delivered by the Company to the Smelter in that Cost Month.

8.8

The Refiner shall also prepare an estimate of the quantum of the Payable Metals, for the tonnage of Concentrate deemed to have been delivered, as well as the percentage moisture and percentage chromite, and the grade, all on a cumulative Monthly basis.

8.9

In terms of this clause 8, the Refiner and the Company shall each be represented by at least one nominated person who, together, shall form the Commercial Committee for the purposes of this agreement. The Commercial Committee shall deal with all commercial matters arising in terms of this agreement. All decisions of the Commercial Committee shall be made by unanimous vote. A quorum of the Commercial Committee shall consist of all

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the representatives on the Commercial Committee. Any JEC recommendations, related to settlement, shall be agreed by the Commercial Committee before being implemented. A dispute at the Commercial Committee shall be referred to a Referee and the provisions of clause 14.1 shall apply.

8.10	For as long as the Company has not nominated a person to sit on the Commercial Committee, the Commercial Committee shall not be formed.

8.11

Each Party shall be entitled to remove and replace its representative/s on the Commercial Committee upon notice in writing to the other, provided that Plateau Resources (Proprietary) Limited shall exercise the said rights of appointment or removal on behalf of the Company while it holds an effective majority shareholding in the Company.

8.12

Any dispute on the Commercial Committee shall be referred to a Referee for determination if on a technical issue and the provisions of clause 14.1 shall apply, while non-technical issues shall be referred to arbitration in accordance with clause 14.2. In the event that the members of the Commercial Committee cannot agree on whether the matter should be referred to an expert or arbitration, the dispute will be referred to arbitration.

Page 27.

9. **PRICE**

[redacted]

[Pricing formula]

Where

D = [redacted] [Percentage]

E = [redacted]

F = [redacted]

G = [redacted]

H = [redacted]

TABACKS

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average Platinum price per ounce denominated in US$ during the Quotational Period. The average shall be determined using :

-	the official morning and afternoon fixes made for Platinum during the Quotational Period on the London Platinum and Palladium Market;

-	the official morning and afternoon fixes shall be averaged for the day to yield an average daily fix, rounded to three decimal places;

-	the daily averages shall be averaged for the Quotational Period, and rounded to four decimal places, to yield the average Platinum price.

PD

means the value of Palladium ounces contained in the Concentrate delivered on behalf of the Company in that Cost Month, valued at the average Palladium price per ounce denominated in US$ during the Quotational Period. The average shall be determined using :

-	the official morning and afternoon fixes during the Quotational Period made for palladium on the London Platinum and Palladium Market;

-	the official morning and afternoon fixes shall be averaged for the day to yield an average daily fix, rounded to three decimal places;

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-	the daily averages shall be averaged for the Quotational Period, and rounded to four decimal places, to yield the average Palladium price.

RH

means the value of Rhodium ounces contained in the Concentrate delivered on behalf of the Company in that Cost Month, valued at the average Rhodium price per ounce denominated in US$ during the Quotational Period. The average shall be determined using :

-	the NY dealer Rhodium weekly high and low prices during the Quotational Period as reported in Platt’s Metals week;

-

the weekly prices in Platt’s Metals Week, published on a Monday, refer to the average of the previous week ending the previous Friday. The Friday’s date shall be used to determine within which Quotational Period the Friday’s price will be used to determine the average price per ounce. That is, if the Friday’s price is the 1st of January then the values quoted shall be used to determine the average price during the January Quotational Period.

AU

means the value of Gold ounces contained in the Concentrate delivered on behalf of the Company in that Cost Month, valued at the average Gold price per ounce denominated in US$ for the Quotational Period. The average shall be determined using :

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-	the official morning and afternoon fixes made for Gold during the Quotational Period on the London Bullion Market;

-	the official morning and afternoon fixes shall be averaged for the day to yield an average daily fix, rounded to three decimal places;

-	the daily averages shall be averaged for the Quotational Period, and rounded to four decimal places, to yield the average Gold price.

IR

means the value of Iridium ounces contained in the Concentrate delivered on behalf of the Company in that Cost Month, valued at the average Iridium price per ounce denominated in US$ during the Quotational Period. The average shall be determined using:

-	the NY dealer Iridium weekly high and low prices during the Quotational Period as reported in Platt’s Metals week;

-

the weekly prices in Platt’s Metals Week, published on a Monday, refer to the average of the previous week ending the previous Friday. The Friday’s date shall be used to determine within which Quotational Period the Friday’s price will be used to determine the average price per ounce. That is if the Friday’s price is the 1st of January then the values quoted shall be used to determine the average price during the January Quotational Period.

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RU

means the value of Ruthenium ounces contained in the Concentrate delivered on behalf of the Company in that Cost Month, valued at the average Ruthenium price per ounce denominated in US$ during the Quotational Period. The average shall be determined using:

-	the NY dealer Ruthenium weekly high and low prices during the Quotational Period as reported in Platt’s Metals week;

-

the weekly prices in Platt’s Metals Week, published on a Monday, refer to the average of the previous week ending the previous Friday. The Friday’s date shall be used to determine within which Quotational Period the Friday’s price will be used to determine the average price per ounce. That is if the Friday’s price is the 1st of January then the values quoted shall be used to determine the average price during the January Quotational Period.

NI

means the value of Nickel Tonnes contained in the Concentrate delivered on behalf of the Company in the Cost Month, valued at the average of the Nickel price denominated in US$ during the Quotational Period, less US$75.00 per Tonne. The average shall be determined using the official London Metal Exchange monthly average cash price for Nickel Metal as published by Metals Bulletin, rounded to four decimal places.

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CU

means the value of Copper Tonnes contained in the Concentrate delivered on behalf of the Company in the Cost Month, valued at the average Copper price denominated in US$ during the Quotational Period, less US$160.00 per Tonne. The average shall be determined using the official London Metal Exchange monthly average cash price for grade A Copper Metal as published by Metals Bulletin, rounded to four decimal places.

BS	means the number of batch samples taken in that Cost Month

CS	ZAR780 (sampling cost per batch sample)

Tc	Tonnes of Concentrate produced in that Cost Month

Cc	Treatment charge per Tonne of Concentrate of ZAR700

P	means the sum of the applicable penalties as more fully defined in clauses 9.7 and 9.8.

9.2	All values shall be expressed in South African Rand. Prices shall be converted to South African Rand for the US$ prices and for each applicable currency during the Quotational Period by using :

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-	the historical South African Rand Exchange daily bid high and bid low rates quoted by Reuters in respect of the applicable currency during the Quotational Period;

-	the daily bid high and bid low values shall be averaged to yield a daily average exchange rate;

-	the daily averages shall then be averaged for the Quotational Period, and rounded to four decimal places, to yield the average exchange rate.

9.3

The amounts expressed in South African Rand, referred to in clause 9.1 shall be increased annually by the same percentage increase as the Annual Average Increase. The increase shall be effective for payment due from 1 July of each year; commencing with effect from 1 July 2008.

9.4

The discounts from the prices for Copper and Nickel expressed in US$, referred to in clause 9.1, shall be adjusted annually, by increasing such discounts by the percentage increase in the consumer price index (all urban consumers) for the United States of America for the previous Calendar Year, as published by the United States Department of Labour Bureau of Labour Statistics. The annual adjustment shall be effective for payment due from 1 July of each year; commencing with effect from 1 July 2008.

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9.5

An example of the calculation of the values for the Payable Metals and the corresponding price for Concentrate delivered on behalf of the Company, referred to in this clause 9, is set out in annexure A to this agreement.

9.6	The following conversion factors and rounding rules shall be applied in calculations :

9.6.1	1 (ONE) kilogram is equal to 32.1507 (THIRTY TWO decimal ONE FIVE ZERO SEVEN) troy ounces exactly.

9.6.2	1 (ONE) kilogram is equal to 2.2046 (TWO decimal TWO ZERO FOUR SIX) pounds exactly.

9.6.3	Kilograms shall be rounded to 4 decimal places while troy ounces, Tonnes and pounds shall be rounded to 3 decimal places.

9.6.4	All metal prices shall be stated in US$ rounded to four decimal places.

9.6.5	All metal values shall be stated in US$ rounded to two decimal places.

9.6.6	All metal values shall then be converted to South African Rands in accordance with clause 9.2 rounded to two decimal places.

9.6.7	All penalties shall be rounded to two decimal places.

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9.6.8	Any value-added tax shall be rounded to two decimal places.

9.7	Certain penalties shall be applied to the Concentrate delivered on behalf of the Company in order to compensate for associated cost treatment liabilities on the part of the Refiner.

The following penalties shall apply :

9.7.1

The moisture content of the Concentrate delivered by the Company, shall be less than 15% (FIFTEEN PERCENT) by Mass. A penalty of ZAR33.00 (THIRTY THREE SOUTH AFRICAN RANDS) shall be levied per percentage point or part thereof of the moisture percentage above 15% (FIFTEEN PERCENT), calculated based on a weighted Monthly average, on each dry Tonne of Concentrate delivered by the Company in that Month. Should the moisture content exceed 20% (TWENTY PERCENT) the Refiner shall be entitled to refuse to accept delivery of the Concentrate. Any Concentrate so refused by the Refiner may be sold by the Company to a third party provided that :

9.7.1.1	the Concentrate sold to the third party shall be limited to the Concentrate so refused by the Refiner;

9.7.1.2	the Concentrate sold to the third party shall be sold in exactly the same form as the Concentrate refused by the Refiner;

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9.7.1.3	the Refiner shall be entitled to verify the quantities and quality of Concentrate sold to the third party in terms of the operating protocol referred to in clause 8.2.

9.7.2

If the weighted Monthly average 4(T) Grade of the Concentrate delivered is less than 185 (ONE HUNDRED AND EIGHTY FIVE) g/t, the minimum target grade, a penalty of ZAR60.00 (SIXTY SOUTH AFRICAN RANDS) per 5g/t or part thereof below the minimum target grade shall be applied to each Tonne of Concentrate delivered in that Month. If the weighted Monthly average 4(T) Grade of the Concentrate delivered is less than 120 (ONE HUNDRED AND TWENTY) g/t, the Refiner shall be entitled to refuse to accept delivery of the Concentrate. Any Concentrate so refused by the Refiner may be sold by the Company to a third party provided that :

9.7.2.1	the Concentrate sold to the third party shall be limited to the Concentrate so refused by the Refiner;

9.7.2.2	the Concentrate sold to the third party shall be sold in exactly the same form as the Concentrate refused by the Refiner;

9.7.2.3	the Refiner shall be entitled to verify the quantities and quality of Concentrate sold to the third party in terms of the operating protocol referred to in clause 8.2.

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9.8

In addition to the penalties in clause 9.7 the following chromite penalties shall apply, namely, a penalty shall be levied per Tonne of contained chromite (Cr203) on the combined (for all Concentrators) weighted Monthly average of Concentrate delivered in which the contained chromite exceeds 2% (TWO PERCENT) by Mass of the Dry Mass of Concentrate received according to a sliding scale as set out in the table below.

Contained Chromite (Cr203) per Tonne of Concentrate	Penalty (ZAR) per Tonne of Contained Chromite (Cr203)
2.0% < Cr203 < 2.5%	R22 000
2.5% < Cr203 < 3.0%	R38 000
3.0% < Cr203 < 4.0%	R55 000
4.0% < Cr203 < 5.0%	R82 000
Cr203 > 5.0%	R165 000

9.9

Should the combined (for all Concentrators) weighted Monthly average contained chromite exceed 3% (THREE PERCENT)]of the Dry Mass of Concentrate, the Refiner shall have the right to refuse to accept delivery of the Concentrate. Should the Refiner choose to accept delivery of the Concentrate containing chromite in excess of 3% (THREE PERCENT) of the Dry Mass of Concentrate, then a penalty per Tonne of contained chromite (Cr203) shall be applicable as per the table set out in clause 9.8. Any Concentrate so refused by the Refiner may be sold by the Company to a third party provided that :

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9.9.1	the Concentrate sold to the third party shall be limited to the Concentrate so refused by the Refiner;

9.9.2	the Concentrate sold to the third party shall be sold in exactly the same form as the Concentrate refused by the Refiner;

9.9.3	the Refiner shall be entitled to verify the quantities and quality of Concentrate sold to the third party in terms of the operating protocol referred to in clause 8.2.

9.10

The monetary amounts referred to in clauses 9.7.1, 9.7.2 and 9.8 shall be increased annually by the same percentage as the Annual Average Increase. The increase shall be effective from 1 July of each year; commencing with effect from 1 July 2008.

9.11

In the event that any price element or exchange rate ceases to be published, the Parties will agree a substitute price or in the absence of agreement, such substitute price will be determined by arbitration in terms of clause 14.

9.12

For the avoidance of doubt, all of the provisions of this clause 9, except as specifically otherwise provided in terms of clauses 9.8 and 9.9 above, shall be applied to each separately identifiable Concentrate stream independently.

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12.	CONFIDENTIALITY

12.1

The Parties shall at all times during the currency of this agreement, keep all details as to the quantity of Concentrate delivered and the values of Payable Metals in Concentrate, strictly confidential.

12.2

Notwithstanding the provisions of clause 12.1, the Refiner shall be entitled to disclose any information which is required to be kept confidential in terms of that clause if and to the extent to which the disclosure is bona fide and necessary for the purposes of carrying out its duties under this agreement, or where such disclosure is required in terms of applicable law, or to any holding company of a Party (including but not limited to Anglo Platinum Limited and/or Anglo American Plc) for such companies to take informed decisions regarding this agreement.

12.3

Notwithstanding the provisions of clause 12.1, the Company shall be entitled to disclose any information which is required to be kept confidential in terms of that clause if and to the extent to which the disclosure is required to be given, made or published by law or under the rules and regulations of any relevant stock exchange or any applicable regulatory authority, in which case the Company shall, to the extent possible, give the Refiner reasonable written notice thereof together with drafts or copies thereof, as soon as is reasonable practicable provided that in the event that the Company becomes legally compelled to disclose any such information, the Company will provide the Refiner with prompt notice, to the extent possible, so that it may seek a

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protective order or other appropriate remedy and/or waive compliance with the provisions of this clause 12. In the event that such protective order or other remedy is not obtained, or that the Refiner waives compliance with the provisions of this clause 12, the Company may disclose without liability under this clause 12 only that portion of such information which the Company, after receiving legal advice is legally required to be disclosed and shall co-operate with the Refiner to obtain reliable assurance that confidential treatment will be afforded such information that is so disclosed.

12.4

Notwithstanding the provisions of clause 12.1, the Company shall be entitled to disclose any information which is required to be kept confidential in terms of that clause if and to the extent to which the disclosure is required to be given to a financier of the Mine and/or the Concentrator and/or the Company and/or any holding company of the Company, in which case copies of the relevant disclosure shall be given to the Refiner prior to such disclosure and the relevant financier shall sign an appropriate confidentiality undertaking drafted by the Refiner prior to such disclosure.

12.5	The obligation of confidentiality in terms of clause 12.1 shall cease to apply to any information which ceases to be confidential or becomes public knowledge through no fault of the Parties.

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13.	FORCE MAJEURE

13.1

Subject to the provisions of clause 5.2, if any Party is prevented or restricted directly or indirectly from carrying out all or any of its obligations under this agreement from any cause beyond the reasonable control of that Party (including without limiting the generality of the aforegoing, war, civil commotion, riot, insurrection, strikes, lock-outs, fire, explosion, flood and acts of God, or by invasion or sit-ins at the Mine, Concentrator, Smelter and/or Refinery where a Party is prevented from occupying or operating any part of the Mine, Concentrator, Smelter and/ or Refinery by combination of workmen or interference by trades union), the Party so affected shall be relieved of its obligations hereunder during the period that such event and its consequences continue but only to the extent so prevented and shall not be liable for any delay or failure in the performance of any obligations hereunder of loss or damages either general, special or consequential which the other Parties may suffer due to or resulting from such delay or failure, provided always that written notice shall within 48 (FORTY-EIGHT) hours of the occurrence constituting Force Majeure be given of any such inability to perform by the affected Party and provided further that the obligation to give such notice shall be suspended to the extent necessitated by such Force Majeure.

13.2

If the Refiner is the Party invoking Force Majeure in terms of clause 13.1 within another 48 (FORTY EIGHT) hours after the 48 (FORTY EIGHT) hours referred to in clause 13.1, the Refiner shall advise the Company of an alternative facility for delivery, failing which the Company shall be entitled to

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make alternative arrangements to sell the Concentrate to a third party during the period of the Force Majeure and for a maximum period of 3 (THREE) months after the anticipated end of the Force Majeure (as notified and adjusted by the Refiner from time to time); provided that the Company resumes the sale of all of its Concentrate to the Refiner in terms of this agreement once the Refiner is again able to accept delivery on condition that such resumption shall take place only after the expiry of the said period of the alternative arrangements aforesaid. In terms of this clause, the Refiner will be obliged to provide the Company with a written estimate of the time required to overcome the Force Majeure event and an estimated date from which the Refiner will resume receipt of Concentrate from the Company, which written estimate the Refiner will update from time to time, but in any event on at least a weekly basis.

13.3

Any Party invoking Force Majeure shall use its best endeavours to terminate the circumstances giving rise to Force Majeure and upon termination of the circumstances giving rise thereto, shall forthwith give written notice thereof to the other Parties.

13.4

If the full and proper implementation of this agreement is precluded by any of the events or a combination of the events contemplated in clause 13.1 for a period of more than 12 (TWELVE) consecutive Months at any one time, then and in such event the Parties shall endeavour to conclude new arrangements equitable to both of them and should they fail to agree upon any such new arrangements within 90 (NINETY) days of any of the Parties calling upon the

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others to do so, then any of the Parties shall be entitled to terminate this agreement.

14.	DISPUTE RESOLUTION

14.1

Where there is reference in this agreement to determination of a dispute by reference to a Referee either Party may give written notice to the other Party of its intention to refer the dispute to a Referee, in which case the following provisions shall apply :

14.1.1

the Company shall nominate 3 (THREE) persons as Referees all of whom shall be individuals with appropriate knowledge of the subject matter submitted to him or her, independent and free from any conflict or interest in dealing with the matter submitted to him or her;

14.1.2

the Company shall nominate the persons mentioned in clause 14.1.1 by notice in writing to the Refiner within 14 (FOURTEEN) days of the date of the notice referring dispute for determination by a Referee;

14.1.3	the Refiner shall select 1 (ONE) of the Company’s appointees within 14 (FOURTEEN) days of the furnishing of the list by the Company to the Refiner;

14.1.4	the Referee shall at all times be acting solely as an expert and not as an arbitrator;

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14.1.5

the Referee shall decide the matter submitted to him or her and the procedure to be followed including, but not limited to, the questions of the holding of a hearing or a decision on the basis of written documents, the representation of parties at any hearing, and of the costs of such proceedings, in such manner and on such basis as he or she in his or her sole discretion considers to be fair, just and equitable under the circumstances then prevailing, subject to the proviso that both Parties shall be entitled to an equal opportunity for the submission of such written and/or oral representations as the Referee may, in his or her discretion, determine;

14.1.6

accordingly, neither the Arbitration Act, any other Act of Parliament or Law nor the rules of law, custom and practice governing hearings, evidence or procedure need be observed or taken into account by him or her;

14.1.7

both Parties shall be bound to continue with such proceedings and, insofar as may be necessary, irrevocably consent thereto including, but not limited to, the continuation of such proceedings should either Party unilaterally withdraw therefrom;

14.1.8

the decision of the Referee shall be final and binding on both Parties, and not capable of review, appeal or reference to arbitration in terms of clause 14.2 and may be made an Order of any Court selected by either Party, for which purpose the other Party consents to its jurisdiction.

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14.2

Unless otherwise specifically provided for in this agreement, in the event of there being any dispute or difference between the Parties arising out of this agreement, the said dispute or difference shall on written demand by either Party be submitted to arbitration in Johannesburg in accordance with the Arbitration Foundation of South Africa (“AFSA”) rules for commercial arbitration, which arbitration shall be administered by AFSA.

14.3

Should AFSA, as an institution, not be operating at that time or not be accepting requests for arbitration for any reason, then the arbitration shall be conducted in accordance with the AFSA rules for commercial arbitration (as last applied by AFSA) before an arbitrator appointed by agreement between the Parties to the dispute or failing agreement within 10 (ten) business days of the demand for arbitration, then any Party to the dispute shall be entitled to forthwith call upon the chairperson of the Johannesburg Bar Council to nominate the arbitrator, provided that the person so nominated shall be an advocate of not less than 10 (ten) years standing as such. The person so nominated shall be the duly appointed arbitrator in respect of the dispute. In the event of the attorneys of the Parties to the dispute failing to agree on any matter relating to the administration of the arbitration, such matter shall be referred to and decided by the arbitrator whose decision shall be final and binding on the Parties to the dispute.

14.4	Any Party to the arbitration may appeal the decision of the arbitrator or arbitrators in terms of the AFSA rules for commercial arbitration.

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14.5	Nothing herein contained shall be deemed to prevent or prohibit a party to the arbitration from applying to the appropriate court for urgent relief or for judgment in relation to a liquidated claim.

14.6

Any arbitration in terms of this clause 14 (including any appeal proceedings) shall be conducted in camera and the Parties shall treat as confidential details of the dispute submitted to arbitration, the conduct of the arbitration proceedings and the outcome of the arbitration.

14.7	This clause 14 will continue to be binding on the Parties notwithstanding any termination or cancellation of the Agreement.

14.8

The Parties agree that the written demand by a party to the dispute in terms of clause 14.2 that the dispute or difference be submitted to arbitration, is to be deemed to be a legal process for the purpose of interrupting extinctive prescription in terms of the Prescription Act, 1969.

15.	DOMICILIUM

15.1	The Parties hereto choose domicilia citandi et executandi for all purposes of and in connection with this Agreement as follows:

The Company	:	The Company Secretary
Richtrau No. 177 (Proprietary) Limited
55 Marshall Street
Johannesburg
2001

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Facsimile	:	(011) 373 5111

The Refiner	:	The Company Secretary
Rustenburg Platinum Mines Limited
55 Marshall Street
Johannesburg
2001

Facsimile	:	(011) 373 5111

provided that copies of all notices shall be served on:

The Company Secretary
Richtrau No. 179 (Proprietary) Limited
55 Marshall Street
Johannesburg
2001

Facsimile	:	(011) 373 5111

15.2

Either Party hereto shall be entitled to change its domicilium from time to time, provided that any new domicilium selected by it shall be an address other than a box number in the Republic of South Africa, and any such change shall only be effective upon receipt of notice in writing by the other Party of such change.

15.3	All notices, demands, communications or payments intended for either Party shall be made or given at such Party’s domicilium for the time being.

15.4	A notice sent by one Party to another Party shall be deemed to be received:

15.4.1	on the same day, if delivered by hand; and

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15.4.2	on the same day of transmission if sent by telefax, with receipt received confirming completion of transmission.

15.5

Notwithstanding anything to the contrary herein contained a written notice or communication actually received by a Party shall be an adequate written notice or communication to it notwithstanding that it was not sent to or delivered at its chosen domicilium citandi et executandi.

16.	COSTS

Each Party shall bear its own costs incurred in negotiating and drafting this agreement.

17.	VAT

All amounts cited in this agreement are cited exclusive of Value Added Tax.

18.	GOVERNING LAW

This agreement shall be governed by and shall be interpreted in accordance with the laws of South Africa. Subject to clause 14, each of the Parties consents and submits to the non-exclusive jurisdiction of the High Court of South Africa (Witwatersrand Local Division) for all purposes in connection with this agreement.

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19.	SEVERABILITY OF PROVISIONS

Any provision of this Contract that is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of this Contract nor affect the validity or enforceability of that provision in any other jurisdiction.

20.	GENERAL

20.1	This document constitutes the sole record of the agreement between the Parties in regard to the subject matter of this agreement.

20.2	Neither of the Parties shall be bound by any express or implied term, representation, warranty, promise or the like, not recorded herein.

20.3	No addition to, variation or consensual cancellation of this agreement shall be of any force or effect unless in writing and signed by or on behalf of the Parties.

20.4

No indulgence which any of the Parties (“the Grantor”) may grant to the others (“the Grantees”) shall constitute a waiver of any of the rights of the Grantor, who shall not thereby be precluded from exercising any rights against the Grantees which might have arisen in the past or which might arise in the future.

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20.5

The Parties undertake at all times to do all such things, to perform all such acts and to take all such steps and to produce the doing of all such things, the performance of all such actions and the taking of all such steps as may be open to them and necessary for or incidental to the putting into effect or maintenance of the terms, conditions and import of this agreement.

20.6

This agreement shall be binding on the successors in title of the Company to the Mine and each shall ensure on a disposal or alienation of the Mine that their rights and obligations hereunder are ceded and assigned to the acquirer. Furthermore, on the first day after the Interim Period the Company shall procure that New Opco concludes a new agreement with the Refiner on the terms and conditions set out in Annex “B” hereto. The Refiner shall ensure on a disposal of its interests in the properties on which the Smelter is situated and/or the Smelter that its successors in title are bound by the provisions of this agreement subject to the termination provisions set out in this agreement.

21.	CESSION, ASSIGNMENT, SUB-GRANTING, HYPOTHECATION, ALIENATION

Neither of the Parties shall be entitled to cede or assign any of their rights or obligations under this agreement without the prior written consent of the other Parties.

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22.	BREACH

22.1

If either party hereto commits a breach or fails in the observance of any of the terms and conditions hereof and fails to remedy such default or breach within 30 (THIRTY) days of delivery of written notice requiring it so to do, or, if such breach is not capable of being remedied within 30 (THIRTY) days, if the party in breach fails to commence remedying it within the said period and fails thereafter to remedy it within a reasonable period of time, then the aggrieved party shall be entitled to cancel this agreement against the defaulting party or to claim immediate payment and/or performance by the defaulting party of all of the defaulting party's obligations whether or not the due date for payment and/or performance shall have arrived, in either event without prejudice to the aggrieved party's rights to claim damages. The aforegoing is without prejudice to such other rights as the aggrieved party may have at law; provided always that, notwithstanding anything to the contrary contained in this agreement, the aggrieved party shall not be entitled to cancel this agreement, for any breach by the defaulting party unless such breach is a material breach going to the root of this agreement and is incapable of being remedied by a payment in money, or if it is capable of being remedied by a payment in money, the defaulting party fails to pay the amount concerned within 30 (THIRTY) days after such amount has been determined.

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THUS DONE AND EXECUTED at JOHANNESBURG on the _____ day of _______________ 2007 written in the presence of the undersigned witnesses.

AS WITNESSES:

1.	For and on behalf of
THE REFINER

2.
DIRECTOR

THUS DONE AND EXECUTED at ________________ on the _____ day of ____________ 2007 written in the presence of the undersigned witnesses.

AS WITNESSES:

1.	For and on behalf of
THE COMPANY

2.
DIRECTOR

ANNEXURE A

Example of Calculation of the total Price for one month's delivery of Concentrate.

ANNEXURE A

Note: Except for the Chrome Penalty, this calcualtion will be applied separately to each Concentrate stream arising from each separately identifiable Concentrator

Assumptions (based on typical Merensky Concentrate):

Wet Mass of Concentrate delivered to Smelter =	2,000.000	tpm
Moisture =	11.90	%
Tc = Mass of Concentrate delivered to Smelter =	1,762.000	tpm
Bs = Number of batches =	55	
Cr_2O_3 =	0.89	%

Conc month of delivery = January

Metals in Concentrate

	Grade		Content	
Platinum	109.0	g/t	6,174.799	oz
Palladium	57.0	g/t	3,229.023	oz
Rhodium	8.4	g/t	475.856	oz

TABACKS

Gold	8.0	g/t	453.196	oz
Iridium	3.0	g/t	169.949	oz
Ruthenium	15.5	g/t	878.068	oz
Nickel	5.2	%	91.624	T
Copper	3.1	%	54.622	T

Metal Prices (Average for [redacted]

[Payment term]

Platinum	1,400	$/oz
Palladium	365	$/oz
Rhodium	6,200	$/oz
Gold	800	$/oz
Iriduium	430	$/oz
Ruthenium	540	$/oz
Nickel	31,000	$/T
Copper	8,000	$/T

Final Amount Paid at the end of [redacted]

[Payment term]

Platinum	8,644,718.60	$
Palladium	1,178,593.40	$
Rhodium	2,950,307.20	$
Gold	362,556.80	$
	13,136,176.00	$
x D[redacted]	[redacted]	$
Iridium	73,078.07	$
Ruthenium	474,156.72	$

[Percentages and resultant amounts]

TABACKS

[Percentages and resultant amounts]

		547,234.79	$
x E=F [redacted]		[redacted]	$
Nickel		2,833,472.20	$ (91.624T x (31000-75)$/T)
x G [redacted]		[redacted]	$
Copper		428,236.48	$ (54.622T x (8000-160)$/T)
x H [redacted]		[redacted]	$
Total		[redacted]	$
x R/$ = 7	**Total**		**SAR**
Less :	Bs x Cs =	-42,900.00	(SAR780/batch x Bs)
	: Tc x Cc =	-1,233,400.00	(SAR700 x Tc)
	: Grade Penalty =	-105,720.00	(1 part 5g/t x SAR60/T X Tc)
			No other penalties invoked as above or equal to minimum limit
Amount Paid for Conc		[redacted]	**SAR**

TABACKS